UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06373

Sit Mutual Funds, Inc.

(Exact name of registrant as specified in charter)

80 South Eighth Street

3300 IDS Center

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

80 South Eighth Street

3300 IDS Center

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code: (612) 332-3223

Date of fiscal year end: June 30, 2012

Date of reporting period: December 31, 2011

Item 1:	Reports to Stockholders

Semi-Annual Report

December 31, 2011

Balanced Fund

Dividend Growth Fund

Global Dividend Growth Fund

Large Cap Growth Fund

Mid Cap Growth Fund

Small Cap Growth Fund

International Growth Fund

Developing Markets Growth Fund

Sit Mutual Funds

Sit Mutual Funds STOCK FUNDS SEMI-ANNUAL REPORT TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER

February 6, 2012

Dear Fellow Shareholders:

Stocks ended 2011 on a positive note, with a fourth quarter rally capping off a highly volatile year in the financial markets. For example, most equity indices posted a double-digit decline during the third quarter of 2011, followed by a double-digit gain in the final quarter. The European sovereign debt crisis took center stage during the second half of the year, with a moderation in growth in developing economies, particularly China, causing additional concern. Despite mounting economic uncertainties in key regions in the world, recent U.S. economic data has been supportive of stable, albeit modest, Gross Domestic Product (GDP) growth over the near term. Importantly, data has pointed to improvement in the job market, with gains in private payrolls only somewhat dampened by losses in the public sector. Consumer spending, which accounts for slightly over 70% of the GDP calculation, continues to be post modest gains. While housing has yet to show improvement, auto sales have moved sequentially higher as consumers finally begin to replace older vehicles. And finally, the manufacturing sector continues to expand at a slow, but steady, pace. Overall, we expect “more of the same” in 2012: subpar economic growth, modest employment gains, and subdued inflation.

Without question, Europe is going to be the focal point for both economists and investors in 2012. With confidence eroding and austerity measures impacting many regions within Europe, our expectation is that a modest recession is likely in Euroland in 2012. The central issue remains elevated debt levels in several countries, particularly Portugal, Italy, Ireland, Greece and Spain (the PIIGS). These countries are finding it very difficult to issue debt, as investors are demanding sky-high interest rates to compensate for the risk of default. Since many large European banks (even in Germany and France) hold large amounts of debt in the PIIGS nations, a default could severely damage capital positions. Simply put, it is critical that policymakers implement a comprehensive solution to the crisis before the economic fallout becomes more painful. With the U.S. economy growing only modestly and China’s growth decelerating, a severe recession in Europe will undoubtedly spread globally. Outside of Europe, China represents the other major “wild card” in 2012. While Chinese economic growth remains robust, there has been a slowdown in recent quarters, largely due to the government’s actions to intentionally slow the pace of growth due to inflation concerns. While we expect China to successfully engineer a soft landing, external factors present the biggest downside risk to the country’s economic growth. Again, the central risk is Europe. The European region is China’s largest trading partner, and a sharp recession will have a direct negative impact on the Chinese economy.

Equity Strategy

As our forecast for a subpar recovery within the U.S. continues to unfold, we expect elevated levels of volatility to continue in the financial markets, particularly as external factors like the European debt crisis continue to create headwinds for the U.S. and other parts of the world.

While investors remain cautious given the multitude of challenges to overcome, we believe there are still many factors that can push stock prices higher in the year ahead. First, as previously discussed, economic data within the U.S. has been relatively strong over the past few months, as even the beleaguered job market is showing some signs of life. Second, the rate of inflation has cooled and interest rates remain at very low levels. Third, corporate earnings should continue to grind higher, albeit at a decelerating rate. Fourth, valuations for stocks appear quite reasonable. For example, we estimate that the median price-earnings ratio for stocks within the S&P 500® has fallen from 14.4x projected earnings one year ago to 12.8x today. This current P/E appears very reasonable relative to history and the current low levels of interest rates and inflation. And finally, corporations are flush with cash (nearly $2.1 trillion rests on corporate balance sheets), and companies are generating record levels of free cash flow. This should support higher dividends and significant share repurchases in the year ahead.

Since it is our view that volatility is likely to continue in the year ahead, we believe it is prudent to remain diversified among sectors, with a bias towards those benefiting from the slow, but steady, improvement in economic conditions. Throughout the Sit Equity Funds, some favored sectors include electronic technology, energy minerals and producer manufacturing. These are all areas benefiting from growth in emerging markets and a cyclical improvement in capital spending in many regions of the world. Regardless of sector, however, our focus remains on firms that have strong balance sheets, free cash flow generation, and business models that offer sustainable growth even in a low growth economic environment.

Outside the U.S., we continue to be underweighted in Europe, favoring the U.K. and non- euro countries that are experiencing relatively stronger growth and are less impacted by the financial crisis on the continent. We remain cautious about Japan, while favoring China and faster growing economies within Asia. Latin America also remains an emphasis within international Funds.

Although stock prices may experience another roller coaster year in 2012, our research staff remains committed to identifying investment opportunities that will serve our shareholders well over the long term.

With best wishes,

Roger J. Sit

Chairman, President, CEO and Global CIO

2

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3

Sit Balanced Fund

OBJECTIVE & STRATEGY

The Sit Balanced Fund’s dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser’s analysis of market, financial and economic conditions.

The Fund’s permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

The Sit Balanced Fund’s six-month return was -1.63%, while the S&P 500® Index declined -3.69% and the Barclays Capital Aggregate Bond Index increased +4.98% over the period. The Lipper Balanced Fund Index fell -3.75%.

The second half of 2011 was a volatile period for equities, as European sovereign debt issues captured the headlines while policymakers struggled to contain the crisis. Some positive steps were taken over the past few months, but it is clear that U.S. stock prices will be heavily influenced by news flow from the euro region in 2012. While stock investors have been focused on the risks from the dramatic market volatility, we believe that many positive factors must also be considered. These positives include record corporate profits and cash flow, strong corporate balance sheets, and attractive valuations. Although companies have been cautious in deploying capital, there has clearly been an uptick in both dividends and share repurchases. While there are risks given the fragility of global economic conditions, we believe a focus on quality growth companies provides investors with a hedge to mitigate downside risks. As we define it, quality refers to companies with strong balance sheets, predictable earnings growth, consistent cash flow generation, and management teams that focus on improving returns on capital. In terms of equity performance over the past six months, the Fund modestly trailed the S&P 500 Index, as weakness among the Fund’s investments in energy minerals and technology service sectors was largely offset by outperformance in the finance and retail trade sectors.

We estimate that the fixed income portion of the Fund modestly underperformed the Barclays Aggregate Bond Index during the second half of the year, largely due to the Fund’s shorter duration relative to the Index. Despite very low yields, investors’ risk aversion led to a decline in U.S. Treasury yields during 2011, especially for longer-maturity bonds. Looking forward, we expect short-term rates to remain low in 2012, as slow growth and uncertainties regarding Europe’s fiscal problems will encourage the Federal Reserve to remain highly accommodative. While we continue to believe U.S. Treasuries are unattractive, we think there are significant opportunities in high-quality corporate bonds and several segments within the mortgage securities market.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the S&P 500® Index and the Barclays Capital Aggregate Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

2 Barclays Capital Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year.

This core position in high-quality mortgages provides a high level of stability in a variety of interest rate environments.

The stock/fixed income allocation is currently 61.5% equities, 33.2% fixed income, and 5.5% cash and equivalents. We will continue to emphasize high-quality securities in each asset class within the Fund, and we appreciate shareholders’ continued interest.

Roger J. Sit

Bryce A. Doty

John M. Bernstein

Portfolio Managers

4	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2011
	Sit Balanced Fund	S&P 500® Index [1]	Barclays Capital Aggregate Bond Index [2]
Six Month	-1.63%	-3.69%	4.98%
One Year	2.04	2.11	7.84
Five Year	2.33	-0.25	6.50
Ten Year	3.27	2.92	5.78
Since Inception (12/31/93)	6.16	7.69	6.27

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

2 Barclays Capital Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year.

PORTFOLIO SUMMARY

Net Asset Value 12/31/11:	$16.02	Per Share
Net Asset Value 6/30/11:	$16.47	Per Share
Total Net Assets:	$10.7	Million

TOP HOLDINGS

Stocks:

1.	Chevron Corp.
2.	Apple, Inc.
3.	International Business Machines Corp.
4.	Occidental Petroleum Corp.
5.	Qualcomm, Inc.

Bonds:

1.	U.S. Treasury Strips, 3.09%, 8/15/20
2.	Government National Mortgage Association, 2005-74 HA, 7.50% 9/16/35

3. Freddie Mac REMIC, 7.50%, 6/15/30

4. Proctor & Gamble ESOP, 9.36%, 1/1/21

5.	Continental Airlines 2009-1 Pass Thru Certs, 9.00%, 7/8/16

Based on total net assets as of December 31, 2011. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2011. Subject to change.

DECEMBER 31, 2011	5

SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2011

Sit Balanced Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 61.5%
Communications - 1.8%
2,000	Rogers Communications, Inc.	77,020
2,850	Verizon Communications, Inc.	114,342

		191,362

Consumer Durables - 0.5%
900	Tupperware Brands Corp.	50,373

Consumer Non-Durables - 6.3%
700	Coach, Inc.	42,728
2,100	Coca-Cola Co.	146,937
1,325	General Mills, Inc.	53,543
350	NIKE, Inc.	33,729
2,000	PepsiCo, Inc.	132,700
1,800	Philip Morris International, Inc.	141,264
1,800	Procter & Gamble Co.	120,078

		670,979

Consumer Services - 2.0%
1,475	McDonald’s Corp.	147,987
650	Visa, Inc.	65,994

		213,981

Electronic Technology - 9.5%
550	Apple, Inc. *	222,750
4,900	Applied Materials, Inc.	52,479
4,700	Atmel Corp. *	38,070
1,450	Broadcom Corp. *	42,572
2,750	Ciena Corp. *	33,275
1,200	EMC Corp. *	25,848
400	F5 Networks, Inc. *	42,448
5,000	Intel Corp.	121,250
1,185	International Business Machines Corp.	217,898
3,400	Qualcomm, Inc.	185,980
925	VeriFone Systems, Inc. *	32,856

		1,015,426

Energy Minerals - 5.7%
800	Apache Corp.	72,464
2,200	Chevron Corp.	234,080
1,550	Marathon Petroleum Corp.	51,600
2,025	Occidental Petroleum Corp.	189,742
1,325	Southwestern Energy Co. *	42,320
325	Walter Energy, Inc.	19,682

		609,888

Finance - 5.5%
850	ACE, Ltd.	59,602
125	CME Group, Inc.	30,459
725	Franklin Resources, Inc.	69,644
455	Goldman Sachs Group, Inc.	41,146
2,800	JPMorgan Chase & Co.	93,100
500	M&T Bank Corp.	38,170
2,500	Marsh & McLennan Cos., Inc.	79,050

Quantity	Name of Issuer	Fair Value ($)
500	PartnerRe, Ltd.	32,105
800	Prudential Financial, Inc.	40,096
3,700	Wells Fargo & Co.	101,972

		585,344

Health Services - 0.9%
600	Express Scripts, Inc. *	26,814
600	McKesson Corp.	46,746
500	Medco Health Solutions, Inc. *	27,950

		101,510

Health Technology - 5.4%
850	Allergan, Inc.	74,579
1,375	Celgene Corp. *	92,950
1,100	Gilead Sciences, Inc. *	45,023
200	Intuitive Surgical, Inc. *	92,602
700	Johnson & Johnson	45,906
1,800	Pfizer, Inc.	38,952
2,000	St. Jude Medical, Inc.	68,600
600	Stryker Corp.	29,826
900	Thermo Fisher Scientific, Inc. *	40,473
750	Varian Medical Systems, Inc. *	50,347

		579,258

Industrial Services - 1.1%
1,200	Schlumberger, Ltd.	81,972
1,200	Seadrill, Ltd.	39,816

		121,788

Non-Energy Minerals - 0.6%
650	Allegheny Technologies, Inc.	31,070
1,000	Freeport-McMoRan Copper & Gold, Inc.	36,790

		67,860

Process Industries - 1.8%
1,825	Ecolab, Inc.	105,503
700	EI du Pont de Nemours & Co.	32,046
475	Praxair, Inc.	50,777

		188,326

Producer Manufacturing - 5.9%
875	3M Co.	71,514
1,675	Danaher Corp.	78,792
900	Deere & Co.	69,615
1,825	Emerson Electric Co.	85,027
350	Flowserve Corp.	34,762
3,400	General Electric Co.	60,894
700	Honeywell International, Inc.	38,045
1,800	Johnson Controls, Inc.	56,268
325	Precision Castparts Corp.	53,557
1,100	United Technologies Corp.	80,399

		628,873

See accompanying notes to financial statements.

6	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2011

Sit Balanced Fund (Continued)

Quantity/ Principal Amount ($)	Name of Issuer	Fair Value ($)

Retail Trade - 5.1%
325	Amazon.com, Inc. *	56,258
650	Costco Wholesale Corp.	54,158
1,900	Dick’s Sporting Goods, Inc.	70,072
1,500	Home Depot, Inc.	63,060
1,000	Kohl’s Corp.	49,350
2,100	Target Corp.	107,562
1,425	TJX Cos., Inc.	91,984
950	Wal-Mart Stores, Inc.	56,772

		549,216

Technology Services - 6.7%
1,600	Accenture, PLC	85,168
1,100	Cognizant Technology Solutions Corp. *	70,741
255	Google, Inc. *	164,704
875	Informatica Corp. *	32,314
5,800	Oracle Corp.	148,770
160	priceline.com, Inc. *	74,834
450	Salesforce.com, Inc. *	45,657
825	Teradata Corp. *	40,021
700	VMware, Inc. *	58,233

		720,442

Transportation - 1.9%
1,100	Expeditors International of Washington, Inc.	45,056
1,100	Union Pacific Corp.	116,534
625	United Parcel Service, Inc.	45,744

		207,334

Utilities - 0.8%
1,350	Calpine Corp. *	22,045
1,800	Wisconsin Energy Corp.	62,928

		84,973

Total Common Stocks (cost: $5,302,417)		6,586,933

Bonds - 32.6%
Asset-Backed Securities - 3.6%
33,733	Bayview Financial Acquisition Trust,
	2006-D 1A2, 5.66%, 12/28/36	32,908
97,320	Centex Home Equity,
	2004-D AF4, 4.68%, 6/25/32	92,220
37,173	Chase Funding Mtge. Loan Asset-Backed Certs.,
	2003-6 1A4, 4.50%, 11/25/34	37,079
81,009	Citifinancial Mortgage Securities, Inc.,
	2003-1 AF5, 4.78%, 1/25/33	79,792
50,000	First Franklin Mtge. Loan Asset-Backed Certs.,
	2005-FF2 M2, 0.73%, 3/25/35 [1]	46,540
14,600	Green Tree Financial Corp.,
	1997-6 A10, 6.87%, 1/15/29	15,313
34,282	New Century Home Equity Loan Trust,
	2005-A A4W, 5.04%, 8/25/35	30,441

Principal Amount ($)	Name of Issuer	Fair Value ($)
	Origen Manufactured Housing:
7,081	2002-A A3, 6.17%, 5/15/32 [1]	7,276
2,984	2001-A A5, 7.08%, 3/15/32 [1]	2,995
19,947	Residential Asset Securities Corp.,
	2004 KS2 AI4, 4.18%, 12/25/31 [1]	19,517
22,800	Residential Funding Mortgage Securities II, Inc.,
	2003-HI2 A6, 4.76%, 7/25/28	22,247

		386,328

Collateralized Mortgage Obligations - 4.5%
46,022	Fannie Mae,
	2010-108 AP, 7.00%, 9/25/40	52,154
24,921	Fannie Mae Grantor Trust,
	2004-T3, 1A3, 7.00%, 2/25/44	28,715
	Freddie Mac REMIC:
49,573	7.00%, 11/15/29	56,110
91,030	7.50%, 6/15/30	105,886
105,279	Government National Mortgage Association,
	2005-74 HA, 7.50%, 9/16/35	119,846
10,481	Master Asset Securitization Trust,
	2003-4 CA1, 8.00%, 5/25/18	11,071
32,641	Specialty Underwriting & Residential Finance,
	2004-AA1 2A2, 5.50%, 10/25/34	32,709
62,313	Vendee Mortgage Trust,
	2008-1 B, 8.03%, 3/15/25 [1]	78,495

		484,986

Corporate Bonds - 7.3%
50,000	Chevron Corp.,
	4.95%, 3/3/19	59,146
25,000	Coca-Cola Refreshments USA, Inc.,
	8.00%, 9/15/22	36,070
25,000	Comerica Bank (Subordinated),
	8.38%, 7/15/24	27,340
91,206	Continental Airlines 2009-1 Pass Thru Certs.,
	9.00%, 7/8/16	100,327
25,000	First Maryland Capital I (Subordinated),
	1.40%, 1/15/27 [1]	18,595
100,000	Genworth Financial, Inc.,
	7.70%, 6/15/20	95,050
50,000	JM Smucker Co.,
	3.50%, 10/15/21	51,258
50,000	JPMorgan Chase Capital XXV (Subordinated),
	6.80%, 10/1/37	50,187
50,509	Northwest Airlines 1999-2 A Pass Thru Tr,
	7.58%, 3/1/19	52,655
25,000	PartnerRe Finance B LLC,
	5.50%, 6/1/20	25,211
50,000	PepsiCo, Inc.,
	3.13%, 11/1/20	52,065
78,296	Procter & Gamble ESOP,
	9.36%, 1/1/21	105,374
25,000	Susa Partnership LP,
	8.20%, 6/1/17	30,009

See accompanying notes to financial statements.

DECEMBER 31, 2011	7

SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2011

Sit Balanced Fund (Continued)

Principal Amount ($)	Name of Issuer	Fair Value ($)
50,000	Sysco Corp.,
	6.63%, 3/17/39	72,292

		775,579

Federal Home Loan Mortgage Corporation - 2.3%
49,311	7.00%, 7/1/32	56,093
31,171	7.00%, 5/1/34	35,744
48,212	7.00%, 11/1/37	54,843
21,805	7.00%, 1/1/39	24,845
33,947	7.50%, 11/1/36	40,552
16,273	8.00%, 9/1/15	17,865
16,726	8.38%, 5/17/20	19,139

		249,081

Federal National Mortgage Association - 5.8%
63,528	6.63%, 11/1/30	73,379
50,155	6.63%, 1/1/31	57,931
32,684	7.00%, 12/1/32	38,491
54,313	7.00%, 3/1/33	61,551
43,321	7.00%, 12/1/36	50,137
33,500	7.00%, 11/1/38	38,256
56,136	7.23%, 12/1/30	65,416
9,060	7.50%, 6/1/32	10,837
30,737	7.50%, 4/1/33	35,477
31,598	7.50%, 11/1/33	37,722
45,853	7.50%, 1/1/34	54,749
15,217	7.50%, 4/1/38	18,179
42,072	8.00%, 2/1/31	50,875
14,096	8.45%, 7/15/26	16,802
7,545	9.50%, 5/1/27	9,085
534	9.75%, 1/15/13	552
274	10.25%, 6/15/13	282

		619,721

Government National Mortgage Association - 2.8%
50,899	6.63%, 4/20/31	58,624
29,966	7.00%, 12/15/24	34,886
51,436	7.23%, 12/20/30	59,762
56,931	8.00%, 7/15/24	66,929
74,293	8.38%, 3/15/31	78,180
1,107	9.50%, 9/20/18	1,304

		299,685

Taxable Municipal Securities - 1.7%
100,000	Academica Charter Schools,
	8.00%, 8/15/24 [4]	79,275
50,000	Coalinga-Huron Joint Unified Sch. Dist. G.O.,
	5.43%, 8/1/21	51,286
50,000	Texas St. Pub. Fin. Auth. Charter Sch. Fin. Rev.,
	8.75%, 8/15/27	52,360

		182,921

Principal Amount ($)/ Quantity	Name of Issuer	Fair Value ($)
U.S. Government / Federal Agency Securities - 3.6%
	U.S. Treasury Strips:
275,000	3.09%, 8/15/20 [6]	236,773
100,000	4.21%, 2/15/36 [6]	49,246
50,000	United States Treasury Bond,
	3.13%, 11/15/41	52,383
50,000	United States Treasury Note,
	2.00%, 11/15/21	50,570

		388,972

Foreign Government Bonds - 1.0%
50,000	Hydro-Quebec,
	8.40%, 3/28/25	75,611
25,000	Province of Ontario Canada,
	1.60%, 9/21/16	24,951

		100,562

Total Bonds (cost: $3,331,968)		3,487,835

Closed-End Mutual Funds - 0.6%
1,703	American Strategic Income Portfolio, Inc.	18,273
4,300	American Strategic Income Portfolio, Inc. II	34,658
600	Blackrock Build America Bond Trust	12,810

Total Closed-End Mutual Funds (cost: $69,411)		65,741

Total Investments in Securities - 94.7% (cost: $8,703,796)		10,140,509
Other Assets and Liabilities, net - 5.3%		572,605

Total Net Assets - 100.0%		$10,713,114

*	Non-income producing security.

[1]	Variable rate security. Rate disclosed is as of December 31, 2011.

[4]

144A Restricted Security. The total value of such security as of December 31, 2011 was $79,275 and represented 0.7% of net assets. This security has been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[6]	Zero coupon security. Rate disclosed is the effective yield on purchase date.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

    ADR — American Depositary Receipt

    PLC — Public Limited Company

See accompanying notes to financial statements.

8	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2011

Sit Balanced Fund (Continued)

A summary of the inputs used to value the Fund’s net assets as of December 31, 2011 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

		Investment in Securities
	Level 1	Level 2	Level 3
	Quoted Price ($)	Other significant observable inputs ($)	Significant unobservable inputs ($)	Total ($)
Common Stocks **	6,586,933	—	—	6,586,933
Asset-Backed Securities	—	386,328	—	386,328
Collateralized Mortgage Obligations	—	484,986	—	484,986
Corporate Bonds	—	775,579	—	775,579
Federal Home Loan Mortgage Corporation	—	249,081	—	249,081
Federal National Mortgage Association	—	619,721	—	619,721
Government National Mortgage Association	—	299,685	—	299,685
Taxable Municipal Securities	—	182,921	—	182,921
U.S. Government / Federal Agency Securities	—	388,972	—	388,972
Foreign Government Bonds	—	100,562	—	100,562
Closed-End Mutual Funds	65,741	—	—	65,741
Total:	6,652,674	3,487,835	—	10,140,509

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.

DECEMBER 31, 2011	9

Sit Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Dividend Growth Fund is to provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

The Sit Dividend Growth Fund Class I posted a -3.30% return for the last six months of 2011, compared to the -3.69% return for the S&P 500® Index.

Stock prices fell over the past six months as investors became highly risk averse while the European sovereign debt crisis dominated the headlines. Although a resolution to the situation in Europe is far from clear, our base case for 2012 is that it may look very much like 2011, with sluggish economic growth and high market volatility among the key characteristics. Dividend paying companies, particularly in “low risk” sectors such as utilities and consumer non-durables, outperformed the market during much of 2011, as investors sought both safety to mitigate risks and income amid low interest rates on high-quality bonds. While the Fund maintains positions in these sectors, we believe that valuations limit upside potential and that there are better opportunities elsewhere in 2012. We continue to think a diversified approach within dividend investing is prudent to guard against market volatility and simply due to the breadth of opportunities we see in many sectors. To this point, although finance remains the heaviest weighting within the Fund, six sectors currently have a weighting of 9% or more.

Given the unprecedented strength in corporate balance sheets and the fact that dividend payout ratios (i.e., the portion of corporate earnings paid to shareholders as dividends) are at an all-time low, our goal is to continue to seek out companies with stable earnings growth and the financial strength to increase their payouts over time. In this regard, it has been encouraging to see companies respond to investors’ desire for higher dividends. For example, over the past twelve months, 80 companies within the Fund (out of 90 current holdings) have increased the dividend, with a median increase of +12%.

The Fund outperformed the S&P 500 Index during the second half of 2011, largely due to strong stock selection within the finance sector. While banks and brokerage firms performed quite poorly over the period, the Fund’s emphasis on insurance companies (e.g., Validus Holdings, Ace Limited, Marsh & McLennan) and investment managers (e.g., Kayne Anderson) aided performance over the period. The positive results in this sector were partially offset by negative stock selection in the health technology and energy minerals sectors. St. Jude Medical and Baxter International adversely affected the health technology sector performance. Within energy minerals,

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the S&P 500® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

the absence of Exxon Mobil hurt relative returns, as the stock outperformed the sector and is heavily weighted within the S&P 500 Index.

We continue to believe that dividend-paying growth stocks are attractive and will reward investors over the long term, as companies begin to increase payout ratios from historically low levels.

Roger J. Sit

Kent L. Johnson

Michael J. Stellmacher

Portfolio Managers

10	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2011
	Sit Dividend Growth Fund		S&P 500® Index [1]
	Class I	Class S
Six Month	-3.30%	-3.41%	-3.69%
One Year	3.29	2.98	2.11
Five Year	3.72	3.45	-0.25
Since Inception - Class I (12/31/03)	7.03	n/a	3.63
Since Inception - Class S (3/31/06)	n/a	4.91	1.63

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/11:	$13.19	Per Share
Net Asset Value 6/30/11:	$13.91	Per Share
Total Net Assets:	$390.1	Million
Class S:
Net Asset Value 12/31/11:	$13.16	Per Share
Net Asset Value 6/30/11:	$13.87	Per Share
Total Net Assets:	$74.8	Million

Weighted Average Market Cap:	$70.0	Billion

TOP 10 HOLDINGS

  1. Chevron Corp.

  2. International Business Machines Corp.

  3. Qualcomm, Inc.

  4. Verizon Communications, Inc.

  5. Procter & Gamble Co.

  6. Occidental Petroleum Corp.

  7. PepsiCo, Inc.

  8. Johnson & Johnson

  9. Pfizer, Inc.

10. JPMorgan Chase & Co.

Based on total net assets as of December 31, 2011. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2011. Subject to change.

DECEMBER 31, 2011	11

SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2011

Sit Dividend Growth Fund

Quantity	Name of Issuer	Fair Value ($)
Common Stocks - 94.8%
Communications - 3.5%
150,200	Rogers Communications, Inc.	5,784,202
264,900	Verizon Communications, Inc.	10,627,788

		16,411,990
Consumer Durables - 3.3%
124,200	Snap-On, Inc.	6,287,004
74,600	Stanley Black & Decker, Inc.	5,042,960
72,100	Tupperware Brands Corp.	4,035,437

		15,365,401

Consumer Non-Durables - 9.9%
38,700	Colgate-Palmolive Co.	3,575,493
50,700	Diageo, PLC, ADR	4,432,194
162,000	General Mills, Inc.	6,546,420
39,800	NIKE, Inc.	3,835,526
150,900	PepsiCo, Inc.	10,012,215
89,000	Philip Morris International, Inc.	6,984,720
158,800	Procter & Gamble Co.	10,593,548

		45,980,116

Consumer Services - 2.2%
66,800	McDonald’s Corp.	6,702,044
181,600	Pearson, PLC, ADR	3,426,792

		10,128,836

Electronic Technology - 9.0%
254,800	Applied Materials, Inc.	2,728,908
74,800	Broadcom Corp. *	2,196,128
275,600	Intel Corp.	6,683,300
76,700	International Business Machines Corp.	14,103,596
110,800	Linear Technology Corp.	3,327,324
196,100	Qualcomm, Inc.	10,726,670
68,800	TE Connectivity, Ltd.	2,119,728

		41,885,654

Energy Minerals - 9.8%
38,700	Apache Corp.	3,505,446
153,800	Chevron Corp.	16,364,320
57,150	EQT Corp.	3,131,248
105,550	Marathon Petroleum Corp.	3,513,760
53,600	Murphy Oil Corp.	2,987,664
109,600	Occidental Petroleum Corp.	10,269,520
78,200	Royal Dutch Shell, PLC, ADR	5,943,982

		45,715,940

Finance - 14.0%
80,100	ACE, Ltd.	5,616,612
106,300	Ameriprise Financial, Inc.	5,276,732
46,700	Franklin Resources, Inc.	4,486,002
230,000	JPMorgan Chase & Co.	7,647,500
45,900	M&T Bank Corp.	3,504,006

Quantity	Name of Issuer	Fair Value ($)
199,100	Marsh & McLennan Cos., Inc.	6,295,542
227,100	Northwest Bancshares, Inc.	2,825,124
97,000	PartnerRe, Ltd.	6,228,370
208,700	PennantPark Investment Corp.	2,105,783
50,900	Prudential Financial, Inc.	2,551,108
72,300	Travelers Cos., Inc.	4,277,991
194,900	US Bancorp	5,272,045
173,800	Validus Holdings, Ltd.	5,474,700
129,800	Wells Fargo & Co.	3,577,288

		65,138,803

Health Services - 2.6%
100,300	Cardinal Health, Inc.	4,073,183
59,900	McKesson Corp.	4,666,809
64,500	UnitedHealth Group, Inc.	3,268,860

		12,008,852

Health Technology - 9.9%
42,500	Abbott Laboratories	2,389,775
104,900	Baxter International, Inc.	5,190,452
34,200	Becton Dickinson & Co.	2,555,424
105,100	Covidien, PLC	4,730,551
126,800	Johnson & Johnson	8,315,544
175,400	Merck & Co., Inc.	6,612,580
377,700	Pfizer, Inc.	8,173,428
111,000	St. Jude Medical, Inc.	3,807,300
80,800	Stryker Corp.	4,016,568

		45,791,622

Industrial Services - 2.5%
124,000	Halliburton Co.	4,279,240
60,700	National Oilwell Varco, Inc.	4,126,993
91,300	Seadrill, Ltd.	3,029,334

		11,435,567

Non-Energy Minerals - 1.1%
37,100	BHP Billiton, Ltd., ADR	2,620,373
61,600	Freeport-McMoRan Copper & Gold, Inc.	2,266,264

		4,886,637

Process Industries - 2.0%
146,000	EI du Pont de Nemours & Co.	6,683,880
139,700	Olin Corp.	2,745,105

		9,428,985

Producer Manufacturing - 9.0%
65,900	3M Co.	5,386,007
105,000	ABB, Ltd., ADR *	1,977,150
92,200	Autoliv, Inc.	4,931,778
95,400	Cooper Industries, PLC	5,165,910
41,300	Deere & Co.	3,194,555
142,400	Emerson Electric Co.	6,634,416
228,700	General Electric Co.	4,096,017

See accompanying notes to financial statements.

12	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2011

Sit Dividend Growth Fund (Continued)

Quantity	Name of Issuer	Fair Value ($)
90,500	Honeywell International, Inc.	4,918,675
77,100	United Technologies Corp.	5,635,239

		41,939,747

Retail Trade - 4.6%
127,400	Cato Corp.	3,083,080
82,400	Home Depot, Inc.	3,464,096
107,700	Target Corp.	5,516,394
55,600	TJX Cos., Inc.	3,588,980
94,900	Wal-Mart Stores, Inc.	5,671,224

		21,323,774

Technology Services - 4.9%
126,400	Accenture, PLC	6,728,272
65,150	Automatic Data Processing, Inc.	3,518,751
211,700	Microsoft Corp.	5,495,732
181,000	Oracle Corp.	4,642,650
49,500	Syntel, Inc.	2,315,115

		22,700,520

Transportation - 2.7%
50,100	Expeditors International of Washington, Inc.	2,052,096
113,300	Knight Transportation, Inc.	1,772,012
47,800	Union Pacific Corp.	5,063,932
51,500	United Parcel Service, Inc.	3,769,285

		12,657,325

Quantity	Name of Issuer	Fair Value ($)
Utilities - 3.8%
184,500	Kinder Morgan, Inc.	5,935,365
85,000	NextEra Energy, Inc.	5,174,800
96,600	UGI Corp.	2,840,040
110,300	Wisconsin Energy Corp.	3,856,088

		17,806,293

Total Common Stocks (cost: $426,092,223)		440,606,062

Closed-End Mutual Funds - 1.9%
195,622	Kayne Anderson MLP Investment Co.	5,941,040
105,200	Tortoise Energy Capital Corp.	2,822,516

Total Closed-End Mutual Funds (cost: $8,168,768)		8,763,556

Total Investments in Securities - 96.7% (cost: $434,260,991)		449,369,618
Other Assets and Liabilities, net - 3.3%		15,468,129

Total Net Assets - 100.0%		$464,837,747

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

PLC — Public Limited Company

A summary of the inputs used to value the Fund’s net assets as of December 31, 2011 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted Price ($)	Other significant observable inputs ($)	Significant unobservable inputs ($)	Total ($)
Common Stocks **	440,606,062	—	—	440,606,062
Closed-End Mutual Funds	8,763,556	—	—	8,763,556
Total:	449,369,618	—	—	449,369,618

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.

DECEMBER 31, 2011	13

Sit Global Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Global Dividend Growth Fund is to provide current income that exceeds the dividend yield of a composite index (comprised of 60% S&P 500® Index and 40% MSCI EAFE Index) and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks issued by U.S. and foreign companies. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

The Sit Global Dividend Growth Fund outperformed the Composite Index (60% S&P 500® Index and 40% MSCI EAFE Index) in the last six months of 2011. The Fund’s Class I returned -7.70% while the Index yielded a -8.90% return. U.S. equity markets turned in solid performance in the last three months of 2011. International equity markets also ended the year on a positive note, albeit not as strong as the U.S. equity market. Dividend-yielding strategies were among the market leaders in the latter half of 2011. We expect high-quality, large cap, dividend-paying stocks to perform well in what we expect will continue to be a subpar global economic expansion. Additionally, equity markets will likely continue to be volatile in 2012 as the European debt crisis remains unresolved and fears of a global recession don’t recede.

Regionally, North America has the largest absolute weight in the Fund and was the second best contributor to the outperformance, due both to stock selection and the overweight position. Within North America, the large cap defensive-type stocks were the best performers. Euro area was the top contributor to outperformance, thanks primarily to the underweight position. The UK also contributed strongly given the overweight position and good stock selection. Conversely, non-euro area assets took away from relative performance due to less than stellar stock selection. The overweight position in Asia-ex Japan helped the Fund, but the negative stock selection more than offset this.

On a sector basis, the Fund’s outperformance was largely driven by positive stock selection and the underweight position in the financial sector. Specifically, the underweight in euro area banks and diversified financials helped meaningfully. While the Fund’s overweight position in the insurance industry negatively impacted performance, the good stock selection more than offset the effect. While the Fund was essentially market weight in the telecommunications and consumer discretionary sectors, the strong stock selection led the sectors to be among the top three contributing sectors to performance. On the other hand, the Fund had poor stock selection in the industrials, utilities, and materials sectors, but it was not nearly enough to offset the positive contribution from the financial sector alone.

The Fund continues to be comprised of large cap, globally dominant, high quality, and dividend paying companies. As was seen in the first six months of 2011, dividend increases have continued in the second half of 2011. Dividend increases remain on the rise and

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Composite Index, S&P 500® Index and MSCI EAFE Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 A composite index comprised of 60% S&P 500® Index and 40% MSCI EAFE Index.

2 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

3 MSCI EAFE Index (Europe Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada.

nearly all of the companies (over 90%) in the Fund increased their dividends in the year 2011. The average dividend increase for the year was nearly 32%. We focus on companies with dominant market share, high sales and earnings growth, operating margin leverage, free cash flow, and healthy balance sheets.

The focus is on companies with strong operational and financial characteristics that generate solid and predictable earnings and dividend growth.

Roger J. Sit	Michael J. Stellmacher
Kent L. Johnson	Tasha M. Murdoff
Raymond E. Sit
Portfolio Managers

14	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2011
	Sit Global Dividend Growth Fund		Composite Index [1]	S&P 500® Index [2]	MSCI EAFE Index [3]
	Class I	Class S
Six Month	-7.70%	-7.80%	-8.90%	-3.69%	-16.31%
One Year	-2.58	-2.89	-3.78	2.11	-12.14
Since Inception (9/30/08)	7.98	7.70	2.86	4.66	-0.04

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 A composite index comprised of 60% S&P 500® Index and 40% MSCI EAFE Index.

2 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

3 MSCI EAFE Index (Europe Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/11:	$11.93	Per Share
Net Asset Value 6/30/11:	$13.26	Per Share
Total Net Assets:	$7.5	Million
Class S:
Net Asset Value 12/31/11:	$11.92	Per Share
Net Asset Value 6/30/11:	$13.24	Per Share
Total Net Assets:	$2.0	Million

Weighted Average Market Cap:	$75.0	Billion

TOP 10 HOLDINGS

  1. International Business Machines Corp.

  2. Chevron Corp.

  3. BHP Liliton, Ltd., ADR

  4. Verizon Communications, Inc.

  5. Rogers Communications, Inc.

  6. Royal Dutch Shell, PLC, ADR

  7. Qualcomm, Inc.

  8. McDonald’s Corp.

  9. GlaxoSmithKline, PLC, ADR

10. SGS SA

Based on total net assets as of December 31, 2011. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2011. Subject to change.

DECEMBER 31, 2011	15

SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2011

Sit Global Dividend Growth Fund

Quantity	Name of Issuer	Fair Value ($)
Common Stocks - 97.2%
Asia - 6.3%
Australia - 4.3%
3,350	BHP Billiton, Ltd., ADR	236,610
1,500	Rio Tinto, PLC, ADR	73,380
950	Westpac Banking Corp., ADR	97,280

		407,270

China/Hong Kong - 1.0%
2,450	HSBC Holdings, PLC, ADR	93,345

Japan - 1.0%
4,200	Komatsu, Ltd.	97,935

Europe - 29.4%
France - 2.3%
1,375	Schlumberger, Ltd.	93,926
2,400	Total SA, ADR	122,664

		216,590

Germany - 2.8%
790	Muenchener Rueckver	96,809
1,725	Siemens AG, ADR	164,927

		261,736

Ireland - 2.3%
1,800	Accenture, PLC	95,814
2,725	Covidien, PLC	122,652

		218,466

Italy - 1.1%
25,550	Enel SPA	103,649

Norway - 1.1%
3,100	Seadrill, Ltd.	102,858

Spain - 1.9%
10,300	Banco Bilbao Vizcaya Argentaria SA, ADR	88,271
1,150	Inditex SA	93,880

		182,151

Sweden - 0.9%
1,650	Autoliv, Inc.	88,259

Switzerland - 5.3%
1,400	ACE, Ltd.	98,168
600	Kuehne & Nagel International	67,187
2,610	Nestle SA	149,875
112	SGS SA	184,726

		499,956

United Kingdom - 11.7%
1,000	British American Tobacco, PLC	47,440
3,900	Burberry Group, PLC	71,711
36,800	Centrica, PLC	165,286
1,400	Diageo, PLC, ADR	122,388
4,100	GlaxoSmithKline, PLC, ADR	187,083

Quantity	Name of Issuer	Fair Value ($)
8,800	Pearson, PLC, ADR	166,056
2,750	Royal Dutch Shell, PLC, ADR	209,028
22,300	Tesco, PLC	139,526

		1,108,518

North America - 61.5%
Bermuda - 1.0%
1,525	PartnerRe, Ltd.	97,920

Canada - 2.4%
6,000	Rogers Communications, Inc.	231,060

United States - 58.1%
1,150	3M Co.	93,990
525	Apache Corp.	47,555
4,100	Applied Materials, Inc.	43,911
1,300	Automatic Data Processing, Inc.	70,213
1,900	Baxter International, Inc.	94,012
900	Becton Dickinson & Co.	67,248
1,500	Broadcom Corp. *	44,040
1,125	Cardinal Health, Inc.	45,686
775	Caterpillar, Inc.	70,215
2,425	Chevron Corp.	258,020
1,225	Deere & Co.	94,754
3,100	EI du Pont de Nemours & Co.	141,918
2,350	Emerson Electric Co.	109,486
525	Franklin Resources, Inc.	50,432
1,850	Freeport-McMoRan Copper & Gold, Inc.	68,062
2,250	General Mills, Inc.	90,923
500	Goldman Sachs Group, Inc.	45,215
2,250	Home Depot, Inc.	94,590
1,350	Honeywell International, Inc.	73,373
900	Illinois Tool Works, Inc.	42,039
5,800	Intel Corp.	140,650
1,425	International Business Machines Corp.	262,029
2,600	Johnson & Johnson	170,508
4,200	JPMorgan Chase & Co.	139,650
3,400	Kinder Morgan, Inc.	109,378
2,100	Linear Technology Corp.	63,063
1,050	M&T Bank Corp.	80,157
2,750	Marathon Petroleum Corp.	91,548
3,800	Marsh & McLennan Cos., Inc.	120,156
1,900	McDonald’s Corp.	190,627
3,325	Merck & Co., Inc.	125,352
2,575	Microsoft Corp.	66,847
1,725	Occidental Petroleum Corp.	161,632
3,000	Oracle Corp.	76,950
2,200	PepsiCo, Inc.	145,970
7,900	Pfizer, Inc.	170,956
1,700	Philip Morris International, Inc.	133,416
1,775	Procter & Gamble Co.	118,410
750	Prudential Financial, Inc.	37,590
3,600	Qualcomm, Inc.	196,920
1,725	Snap-On, Inc.	87,320

See accompanying notes to financial statements.

16	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2011

Sit Global Dividend Growth Fund (Continued)

Quantity	Name of Issuer	Fair Value ($)
1,850	St. Jude Medical, Inc.	63,455
925	Stanley Black & Decker, Inc.	62,530
2,800	Target Corp.	143,416
1,500	TJX Cos., Inc.	96,825
1,375	Travelers Cos., Inc.	81,359
1,125	Tupperware Brands Corp.	62,966
650	Union Pacific Corp.	68,861
1,000	United Parcel Service, Inc.	73,190
1,200	United Technologies Corp.	87,708
2,700	US Bancorp	73,035
5,800	Verizon Communications, Inc.	232,696
850	Wal-Mart Stores, Inc.	50,796
2,400	Wells Fargo & Co.	66,144

		5,497,792

Total Common Stocks
(cost: $8,822,604)		9,207,505

Closed-End Mutual Funds - 1.6%
2,525	Kayne Anderson MLP Investment Co.	76,684
2,600	Tortoise Energy Capital Corp.	69,758

Total Closed-End Mutual Funds
(cost: $119,740)		146,442

Total Investments in Securities - 98.8%
(cost: $8,942,344)		9,353,947
Other Assets and Liabilities, net - 1.2%		114,409

Total Net Assets - 100.0%		$9,468,356

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

MLP — Master Limited Partnership

PLC — Public Limited Company

See accompanying notes to financial statements.

DECEMBER 31, 2011	17

SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2011

Sit Global Dividend Growth Fund (Continued)

A summary of the inputs used to value the Fund’s net assets as of December 31, 2011 is as follows (see notes to schedule of investments):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted Price ($)	Other significant observable inputs ($)	Significant unobservable inputs ($)	Total ($)
Common Stocks
Australia	407,270	—	—	407,270
Bermuda	97,920	—	—	97,920
Canada	231,060	—	—	231,060
China/Hong Kong	93,345	—	—	93,345
France	216,590	—	—	216,590
Germany	164,927	96,809	—	261,736
Ireland	218,466	—	—	218,466
Italy	—	103,649	—	103,649
Japan	—	97,935	—	97,935
Norway	102,858	—	—	102,858
Spain	88,271	93,880	—	182,151
Sweden	88,259	—	—	88,259
Switzerland	98,168	401,788	—	499,956
United Kingdom	684,555	423,963	—	1,108,518
United States	5,497,792	—	—	5,497,792
	7,989,481	1,218,024	—	9,207,505
Closed-End Mutual Funds	146,442	—	—	146,442
Total:	8,135,923	1,218,024	—	9,353,947

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchange. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

18	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2011	19

Sit Large Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

The Sit Large Cap Growth Fund’s six-month return was
-4.40%, compared to the -3.92% return for the Russell 1000® Growth Index. The S&P 500® Index return for the period was
-3.69%.

U.S. equity markets were volatile during the second half of 2011, with most indices showing double digit declines during the third quarter, followed by double digit gains in the fourth quarter. The European sovereign debt crisis took center stage, with a moderation in growth in developing economies, particularly China, causing additional concern. However, recent U.S. economic data has been relatively encouraging given the woes in Europe and continues to indicate that the sluggish recovery should continue. In terms of our current strategy, nothing has materially changed our key investment themes and sector strategies that we have highlighted over the past several quarters. We feel strongly that an emphasis on “quality” is particularly important, as risks (European recession, excessive government debt, geopolitics) to the fragile global economic recovery still exist. It is our belief that companies with stable earnings growth, strong cash flow generation, and minimal debt levels will outperform the overall market, as economic growth remains quite sluggish and investors seek firms that have financial flexibility to repurchase stock, increase dividends, or make accretive acquisitions.

The Fund remains well diversified among sectors, with the largest sector weights in electronic technology and technology services. We believe there are multiple growth drivers for the technology sectors, particularly for companies with exposure to key secular growth areas, such as mobile commerce, the deployment of upgraded telecommunications infrastructure, and sustained corporate demand for products and services that improve productivity. The Fund also has a large weighting in the consumer non-durables sector, which offers stable earnings growth, high dividends, and exposure to faster-growing, emerging markets.

Relative to the Russell 1000 Growth Index, stock selection in energy minerals, technology services, and finance sectors negatively impacted performance during the past six months. Within energy minerals, our positions in Apache and Walter Energy hurt performance over the period, along with the absence of Exxon Mobil, which outperformed the sector and is heavily weighted within the Russell 1000

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Russell 1000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

Growth Index. The weakness within the technology services sector was largely due to our positions in Oracle and Salesforce.com. Conversely, strong stock selection in process industries and retail trade sectors contributed positively to relative performance over the period. Top performers in these sectors included Ecolab, CF Industries, TJX, and Target.

Based on the strong fundamentals and valuations for companies held in the Fund, we remain enthusiastic about the long-term outlook.

Roger J. Sit

Ronald D. Sit

Michael J. Stellmacher

Portfolio Managers

20	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2011
	Sit Large Cap Growth Fund	Russell 1000® Growth Index [1]	Russell 1000® Index [2]
Six Month	-4.40%	-3.92%	-4.58%
One Year	-0.53	2.64	1.50
Five Year	1.22	2.50	-0.02
Ten Year	2.35	2.60	3.34
Since Inception [3] (9/2/82)	9.31	10.27	11.15

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 1000® Index is an unmanaged index that measures the performance of approximately 1,000 of the largest U.S. companies by market capitalization.

3 On 6/6/93, the Fund’s investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.

PORTFOLIO SUMMARY

Net Asset Value 12/31/11:	$41.70	Per Share
Net Asset Value 6/30/11:	$43.96	Per Share
Total Net Assets:	$273.9	Million
Weighted Average Market Cap:	$87.2	Billion

TOP 10 HOLDINGS

  1. Apple, Inc.

  2. International Business Machines Corp.

  3. Google, Inc.

  4. Qualcomm, Inc.

  5. Chevron Corp.

  6. Occidental Petroleum Corp.

  7. Oracle Corp.

  8. Coca Cola Co.

  9. McDonald’s Corp.

10. Philip Morris International, Inc.

Based on total net assets as of December 31, 2011. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2011. Subject to change.

DECEMBER 31, 2011	21

SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2011

Sit Large Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 98.6%
Communications - 1.5%
45,900	Rogers Communications, Inc.	1,767,609
55,200	Verizon Communications, Inc.	2,214,624

		3,982,233

Consumer Durables - 0.9%
45,100	Tupperware Brands Corp.	2,524,247

Consumer Non-Durables - 11.0%
29,200	Coach, Inc.	1,782,368
96,500	Coca-Cola Co.	6,752,105
65,900	General Mills, Inc.	2,663,019
27,300	NIKE, Inc.	2,630,901
82,400	PepsiCo, Inc.	5,467,240
79,300	Philip Morris International, Inc.	6,223,464
68,200	Procter & Gamble Co.	4,549,622

		30,068,719

Consumer Services - 3.2%
64,000	McDonald’s Corp.	6,421,120
23,100	Visa, Inc.	2,345,343

		8,766,463

Electronic Technology - 17.8%
32,400	Apple, Inc. *	13,122,000
135,300	Applied Materials, Inc.	1,449,063
195,500	Atmel Corp. *	1,583,550
82,000	Broadcom Corp. *	2,407,520
151,100	Ciena Corp. *	1,828,310
74,900	EMC Corp. *	1,613,346
17,000	F5 Networks, Inc. *	1,804,040
111,100	Intel Corp.	2,694,175
65,300	International Business Machines Corp.	12,007,364
168,400	Qualcomm, Inc.	9,211,480
30,700	VeriFone Systems, Inc. *	1,090,464

		48,811,312

Energy Minerals - 8.6%
27,800	Apache Corp.	2,518,124
84,600	Chevron Corp.	9,001,440
46,900	Marathon Petroleum Corp.	1,561,301
83,200	Occidental Petroleum Corp.	7,795,840
50,100	Southwestern Energy Co. *	1,600,194
16,400	Walter Energy, Inc.	993,184

		23,470,083

Finance - 3.5%
28,100	ACE, Ltd.	1,970,372
29,300	Franklin Resources, Inc.	2,814,558
14,700	Goldman Sachs Group, Inc.	1,329,321
51,600	JPMorgan Chase & Co.	1,715,700
57,500	Marsh & McLennan Cos., Inc.	1,818,150

		9,648,101

Quantity	Name of Issuer	Fair Value ($)
Health Services - 1.5%
19,700	Express Scripts, Inc. *	880,393
28,000	McKesson Corp.	2,181,480
19,900	Medco Health Solutions, Inc. *	1,112,410

		4,174,283

Health Technology - 8.1%
34,900	Allergan, Inc.	3,062,126
18,900	Baxter International, Inc.	935,172
57,400	Celgene Corp. *	3,880,240
59,800	Gilead Sciences, Inc. *	2,447,614
6,700	Intuitive Surgical, Inc. *	3,102,167
124,500	Pfizer, Inc.	2,694,180
79,700	St. Jude Medical, Inc.	2,733,710
34,900	Stryker Corp.	1,734,879
36,800	Thermo Fisher Scientific, Inc. *	1,654,896

		22,244,984

Industrial Services - 1.9%
49,600	Schlumberger, Ltd.	3,388,176
52,500	Seadrill, Ltd.	1,741,950

		5,130,126

Non-Energy Minerals - 1.0%
19,600	Allegheny Technologies, Inc.	936,880
51,400	Freeport-McMoRan Copper & Gold, Inc.	1,891,006

		2,827,886

Process Industries - 4.2%
22,500	CF Industries Holdings, Inc.	3,262,050
71,600	Ecolab, Inc.	4,139,196
29,900	EI du Pont de Nemours & Co.	1,368,822
26,000	Praxair, Inc.	2,779,400

		11,549,468

Producer Manufacturing - 9.4%
53,300	3M Co.	4,356,209
74,500	Danaher Corp.	3,504,480
38,200	Deere & Co.	2,954,770
68,700	Emerson Electric Co.	3,200,733
15,700	Flowserve Corp.	1,559,324
29,300	Honeywell International, Inc.	1,592,455
61,200	Johnson Controls, Inc.	1,913,112
14,400	Precision Castparts Corp.	2,372,976
59,800	United Technologies Corp.	4,370,782

		25,824,841

Retail Trade - 8.8%
16,200	Amazon.com, Inc. *	2,804,220
35,461	Costco Wholesale Corp.	2,954,610
82,800	Dick’s Sporting Goods, Inc.	3,053,664
67,200	Home Depot, Inc.	2,825,088
55,100	Kohl’s Corp.	2,719,185

See accompanying notes to financial statements.

22	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2011

Sit Large Cap Growth Fund (Continued)

Quantity	Name of Issuer	Fair Value ($)

74,600	Target Corp.	3,821,012
58,800	TJX Cos., Inc.	3,795,540
35,400	Wal-Mart Stores, Inc.	2,115,504

		24,088,823

Technology Services - 13.0%
69,400	Accenture, PLC	3,694,162
52,200	Cognizant Technology Solutions Corp. *	3,356,982
14,600	Google, Inc. *	9,430,140
40,500	Informatica Corp. *	1,495,665
266,600	Oracle Corp.	6,838,290
8,000	priceline.com, Inc. *	3,741,680
21,000	Salesforce.com, Inc. *	2,130,660
25,937	Teradata Corp. *	1,258,204
42,000	VMware, Inc. *	3,493,980

		35,439,763

Transportation - 2.9%
39,300	Expeditors International of Washington, Inc.	1,609,728
41,000	Union Pacific Corp.	4,343,540
28,100	United Parcel Service, Inc.	2,056,639

		8,009,907

Quantity	Name of Issuer	Fair Value ($)

Utilities - 1.3%
86,000	Calpine Corp. *	1,404,380
62,200	Wisconsin Energy Corp.	2,174,512

		3,578,892

Total Common Stocks (cost: $222,814,190)		270,140,131

Total Investments in Securities - 98.6% (cost: $222,814,190)		270,140,131
Other Assets and Liabilities, net 1.4%		3,756,480

Total Net Assets - 100.0%		$273,896,611

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

      ADR — American Depositary Receipt

      PLC — Public Limited Company

A summary of the inputs used to value the Fund’s net assets as of December 31, 2011 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

		Investment in Securities
	Level 1	Level 2	Level 3
	Quoted Price ($)	Other significant observable inputs ($)	Significant unobservable inputs ($)	Total ($)
Common Stocks **	270,140,131	—	—	270,140,131
Total:	270,140,131	—	—	270,140,131

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.

DECEMBER 31, 2011	23

Sit Mid Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of growth companies with capitalizations of $2 billion to $15 billion at the time of purchase.

The Sit Mid Cap Growth Fund’s return for the second half of 2011 was -11.65%, compared to -10.26% for the Russell Mid Cap® Growth Index. The S&P Mid Cap® Index fell -9.47% during the period.

Despite a stock market rebound in the fourth quarter, stock prices fell over the full six month period due to a very weak third quarter, as risks emerging in Europe weighed on sentiment. Small and mid cap stocks were hit particularly hard, which is not unusual given their more volatile nature, as investors became quite defensive over the period. The Fund’s performance results during the second half of 2011 reflected this difficult environment. Relative to the Russell Mid Cap Growth Index, the key reason for the Fund’s underperformance was stock selection in several sectors, including electronic technology, consumer durables, and energy minerals. Stocks that lagged in these sectors over the period included Veeco Instruments, Atmel, Fossil, Walter Energy, and Southwestern Energy. On the positive side, strong stock selection in retail trade, producer manufacturing, and health technology sectors aided performance during the second half of the year. Top performers in these sectors include TJX, Macy’s, Goodrich, Trimble Navigation, Celgene, and Intuitive Surgical.

As we begin 2012, our investment strategy is largely based on our economic outlook, which calls for a modest economic growth in developed economies, albeit with some potential for “downside risk” in Europe, and stronger growth in emerging markets. After a volatile 2011, investors generally remain risk averse given the headwinds of excessive government debt, continued high unemployment, and policymakers’ ability to engineer a “soft landing” in China. Although the uncertainties that are challenging investor sentiment will not diminish immediately, we believe that mid cap stock prices reflect considerable “bad news” and there are many attractive opportunities for long-term investments. For example, the prospects for the technology sector remain bright, largely due to the sectors’ strong financial characteristics and secular growth in several key areas, especially related to wireless communication. The producer manufacturing sector continues to experience a rebound, largely driven by global infrastructure needs, particularly in emerging markets. Key areas of emphasis within this sector include commercial aerospace, automation,

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Russell Midcap® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

and agriculture. In terms of individual company characteristics, regardless of sector, our focus remains on firms that have strong balance sheets and cash flow and business models that offer sustainable growth, even in a low-growth economic environment

Our research team remains committed and focused on identifying long-term investment opportunities that will help our shareholders achieve their investment goals over the long term.

Roger J. Sit

Kent L. Johnson

Matthew T. Loucks

Robert W. Sit

Portfolio Managers

24	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2011
	Sit Mid Cap Growth Fund	Russell Midcap® Growth Index [1]	Russell Midcap® Index [2]
Six Month	-11.65%	-10.26%	-8.91%
One Year	-6.53	-1.65	-1.55
Five Year	0.91	2.44	1.41
Ten Year	3.42	5.29	6.99
Since Inception	11.37	n/a	n/a
(9/2/82)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell Midcap® Index is an unmanaged index that measures the performance of approximately 800 of the smallest companies in the Russell 1000® Index.

PORTFOLIO SUMMARY

Net Asset Value 12/31/11:	$14.03	Per Share
Net Asset Value 6/30/11:	$15.88	Per Share
Total Net Assets:	$137.1	Million
Weighted Average Market Cap:	$11.1	Billion

TOP 10 HOLDINGS

  1. Ecolab, Inc.

  2. TJX Cos., Inc.

  3. Cognizant Technology Solutions Corp.

  4. Cummins, Inc.

  5. ANSYS, Inc.

  6. Coach, Inc.

  7. Ulta Salon Cosmetics & Fragrance, Inc.

  8. Intuitive Surgical, Inc.

  9. Tupperware Brands Corp.

10. Allergan, Inc.

Based on total net assets as of December 31, 2011. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2011. Subject to change.

DECEMBER 31, 2011	25

SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2011

Sit Mid Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)
Common Stocks - 98.2%
Commercial Services - 0.5%
7,600	Factset Research Systems, Inc.	663,328

Consumer Durables - 4.5%
16,500	Fossil, Inc. *	1,309,440
11,900	Polaris Industries, Inc.	666,162
34,200	Snap-On, Inc.	1,731,204
44,700	Tupperware Brands Corp.	2,501,859

		6,208,665

Consumer Non-Durables - 5.4%
44,100	Coach, Inc.	2,691,864
62,300	Coca-Cola Enterprises, Inc.	1,606,094
18,000	Hansen Natural Corp. *	1,658,520
87,500	Iconix Brand Group, Inc. *	1,425,375

		7,381,853

Consumer Services - 2.8%
4,800	Chipotle Mexican Grill, Inc. *	1,621,152
60,600	International Game Technology	1,042,320
39,532	Marriott International, Inc.	1,153,148

		3,816,620

Electronic Technology - 9.0%
156,000	Atmel Corp. *	1,263,600
64,200	Broadcom Corp. *	1,884,912
89,800	Ciena Corp. *	1,086,580
18,900	F5 Networks, Inc. *	2,005,668
46,700	Linear Technology Corp.	1,402,401
35,500	NetApp, Inc. *	1,287,585
54,100	Skyworks Solutions, Inc. *	877,502
30,100	Synaptics, Inc. *	907,515
42,500	Veeco Instruments, Inc. *	884,000
19,800	VeriFone Systems, Inc. *	703,296

		12,303,059

Energy Minerals - 4.1%
11,000	Apache Corp.	996,380
19,400	Marathon Petroleum Corp.	645,826
31,500	Murphy Oil Corp.	1,755,810
32,800	Southwestern Energy Co. *	1,047,632
18,800	Walter Energy, Inc.	1,138,528

		5,584,176

Finance - 8.2%
24,950	ACE, Ltd.	1,749,494
20,500	Affiliated Managers Group, Inc. *	1,966,975
29,000	Ameriprise Financial, Inc.	1,439,560
12,800	IntercontinentalExchange, Inc. *	1,543,040
47,700	Marsh & McLennan Cos., Inc.	1,508,274
21,100	Signature Bank/New York NY *	1,265,789
21,400	T Rowe Price Group, Inc.	1,218,730

Quantity	Name of Issuer	Fair Value ($)
62,200	TCF Financial Corp.	641,904

		11,333,766

Health Services - 3.1%
60,400	Allscripts Healthcare Solutions, Inc. *	1,143,976
37,800	Express Scripts, Inc. *	1,689,282
9,400	Laboratory Corp. of America Holdings *	808,118
7,500	Stericycle, Inc. *	584,400

		4,225,776

Health Technology - 10.1%
28,500	Allergan, Inc.	2,500,590
92,100	Amylin Pharmaceuticals, Inc. *	1,048,098
35,500	Celgene Corp. *	2,399,800
18,700	Edwards Lifesciences Corp. *	1,322,090
13,400	IDEXX Laboratories, Inc. *	1,031,264
5,446	Intuitive Surgical, Inc. *	2,521,552
29,450	Thermo Fisher Scientific, Inc. *	1,324,367
27,300	Thoratec Corp. *	916,188
12,600	Varian Medical Systems, Inc. *	845,838

		13,909,787

Industrial Services - 4.4%
47,000	Chicago Bridge & Iron Co. NV	1,776,600
55,000	McDermott International, Inc. *	633,050
17,100	National Oilwell Varco, Inc.	1,162,629
14,950	Schlumberger, Ltd.	1,021,235
43,000	Seadrill, Ltd.	1,426,740

		6,020,254

Non-Energy Minerals - 2.1%
13,600	Allegheny Technologies, Inc.	650,080
18,400	Haynes International, Inc.	1,004,640
116,000	Stillwater Mining Co. *	1,213,360

		2,868,080

Process Industries - 9.0%
17,200	Airgas, Inc.	1,342,976
43,300	Albemarle Corp.	2,230,383
16,200	CF Industries Holdings, Inc.	2,348,676
58,200	Ecolab, Inc.	3,364,542
15,600	FMC Corp.	1,342,224
36,700	Scotts Miracle-Gro Co.	1,713,523

		12,342,324

Producer Manufacturing - 11.2%
31,600	AGCO Corp. *	1,357,852
40,125	AMETEK, Inc.	1,689,262
34,700	Cooper Industries, PLC	1,879,005
31,300	Cummins, Inc.	2,755,026
19,300	Flowserve Corp.	1,916,876
13,900	Precision Castparts Corp.	2,290,581
25,500	SPX Corp.	1,536,885

See accompanying notes to financial statements.

26	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2011

Sit Mid Cap Growth Fund (Continued)

Quantity	Name of Issuer	Fair Value ($)
45,000	Trimble Navigation, Ltd. *	1,953,000

		15,378,487

Retail Trade - 9.4%
65,200	Dick’s Sporting Goods, Inc.	2,404,576
33,400	Lululemon Athletica, Inc. *	1,558,444
76,900	Macy’s, Inc.	2,474,642
18,300	Nordstrom, Inc.	909,693
43,900	TJX Cos., Inc.	2,833,745
41,200	Ulta Salon Cosmetics & Fragrance, Inc. *	2,674,704

		12,855,804

Technology Services - 10.2%
47,100	ANSYS, Inc. *	2,697,888
14,700	Citrix Systems, Inc. *	892,584
43,300	Cognizant Technology Solutions Corp. *	2,784,623
35,400	Informatica Corp. *	1,307,322
4,100	priceline.com, Inc. *	1,917,611
9,000	Salesforce.com, Inc. *	913,140
35,000	Teradata Corp. *	1,697,850
27,500	Ultimate Software Group, Inc. *	1,790,800

		14,001,818

Quantity	Name of Issuer	Fair Value ($)
Transportation - 2.4%
24,100	CH Robinson Worldwide, Inc.	1,681,698
38,700	Expeditors International of Washington, Inc.	1,585,152

		3,266,850

Utilities - 1.8%
51,500	Calpine Corp. *	840,995
25,100	UGI Corp.	737,940
25,600	Wisconsin Energy Corp.	894,976

		2,473,911

Total Common Stocks (cost: $105,546,287)		134,634,558

Total Investments in Securities - 98.2% (cost: $105,546,287)		134,634,558
Other Assets and Liabilities, net 1.8%		2,453,551

Total Net Assets - 100.0%		$137,088,109

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

A summary of the inputs used to value the Fund’s net assets as of December 31, 2011 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted Price ($)	Other significant observable inputs ($)	Significant unobservable inputs ($)	Total ($)
Common Stocks **	134,634,558	—	—	134,634,558
Total:	134,634,558	—	—	134,634,558

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.

DECEMBER 31, 2011	27

Sit Small Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies with capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000 Index measured at the end of the previous twelve months ($6.0 billion as of December 31, 2011).

The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

The Sit Small Cap Growth Fund returned -9.46% over the past six months. This compares to the six-month return of -10.59% for the Russell 2000® Growth Index and the -9.77% return for the Russell 2000® Index.

In a highly volatile period, equities prices fell during the second half of 2011, as investors became very risk adverse. This was due to a multitude of issues, including sovereign debt concerns in Europe, questions about the sustainability of growth in China, continued high unemployment, and continued political dysfunction in the U.S. While there are clearly challenges to overcome, we believe there are enough positive factors to support higher stock prices in the year ahead. First, economic data within the U.S. have been relatively stable and resilient, particularly a modest pick up in job creation in recent months. Second, inflation and interest rates remain at very low levels. Third, corporate earnings should continue to grind higher, albeit at a decelerating rate, with strong balance sheets and cash flow supporting share repurchases and dividends. And finally, the decline in small cap share prices has resulted in increasingly attractive valuations.

The Fund continues to be well-diversified among sectors, with the heaviest weights in health technology, technology services, and producer manufacturing. In terms of financial characteristics, we continue to emphasize companies with consistent earnings, strong balance sheets, and cash flow generation. We believe that companies with financial strength can reinvest in their business or make acquisitions to gain market share in a sluggish growth environment and, importantly, weather the “storm” should economic conditions take a turn for the worse. Our research staff remains focused on identifying companies that can grow without the tailwind of strong economic conditions.

The Fund outperformed the Russell 2000 Growth Index over the second half of 2011. Relative performance was positively impacted by stock selection in energy minerals, retail trade, and producer manufacturing sectors. Key winners in these sectors included Northern Oil & Gas, Brigham Exploration, Casey’s General Stores, Trimble Navigation, and Woodward Governor.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Russell 2000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

Conversely, holdings in electronic technology, technology services, and industrial services negatively impacted returns over the period. In terms of individual stocks, Informatica, Veeco Instruments, NuVasive, and Stillwater Mining had the greatest negative impact on relative returns during the period.

Although future market volatility may be on the horizon, we remain enthusiastic about the Fund’s prospects in the year ahead, and we appreciate shareholders’ continued interest.

Roger J. Sit	Matt T. Loucks	Michael J. Stellmacher
Kent L. Johnson	Robert W. Sit	Portfolio Managers

28	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2011
	Sit Small Cap Growth Fund	Russell 2000® Growth Index [1]	Russell 2000® Index [2]
Six Month	-9.46%	-10.59%	-9.77%
One Year	-0.23	-2.91	-4.18
Five Year	3.03	2.09	0.15
Ten Year	4.65	4.48	5.62
Since Inception (7/1/94)	10.07	6.11	8.06

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization.

PORTFOLIO SUMMARY

Net Asset Value 12/31/11:	$39.71 Per Share
Net Asset Value 6/30/11:	$43.86 Per Share
Total Net Assets:	$70.3 Million
Weighted Average Market Cap:	$4.0 Billion

TOP 10 HOLDINGS

  1. Ultimate Software Group, Inc.

  2. Northern Oil and Gas, Inc.

  3. Alexion Pharmaceuticals, Inc.

  4. Ulta Salon Cosmetics & Fragrance, Inc.

  5. Tupperware Brands Corp.

  6. ANSYS, Inc.

  7. Casey’s General Stores, Inc.

  8. Concur Technologies, Inc.

  9. Informatica Corp.

10. Syntel, Inc.

Based on total net assets as of December 31, 2011. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2011. Subject to change.

DECEMBER 31, 2011	29

SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2011

Sit Small Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)
Common Stocks - 98.6%
Commercial Services - 0.9%
7,200	Factset Research Systems, Inc.	628,416

Communications - 1.2%
8,750	SBA Communications Corp. *	375,900
24,300	TW Telecom, Inc. *	470,934

		846,834

Consumer Durables - 5.3%
4,800	Fossil, Inc. *	380,928
15,800	Polaris Industries, Inc.	884,484
19,100	Snap-On, Inc.	966,842
26,500	Tupperware Brands Corp.	1,483,205

		3,715,459

Consumer Non-Durables - 5.0%
12,900	Hansen Natural Corp. *	1,188,606
43,400	Iconix Brand Group, Inc. *	706,986
29,000	True Religion Apparel, Inc. *	1,002,820
18,700	Vera Bradley, Inc. *	603,075

		3,501,487

Consumer Services - 1.5%
16,000	Buffalo Wild Wings, Inc. *	1,080,160

Electronic Technology - 9.3%
62,700	Atmel Corp. *	507,870
57,300	Ciena Corp. *	693,330
6,700	F5 Networks, Inc. *	711,004
10,700	MICROS Systems, Inc. *	498,406
26,200	Riverbed Technology, Inc. *	615,700
25,800	Rubicon Technology, Inc. *	242,262
46,900	Skyworks Solutions, Inc. *	760,718
15,800	Synaptics, Inc. *	476,370
23,200	Veeco Instruments, Inc. *	482,560
21,300	VeriFone Systems, Inc. *	756,576
31,500	Volterra Semiconductor Corp. *	806,715

		6,551,511

Energy Minerals - 4.6%
32,100	CVR Energy, Inc.	601,233
35,000	Gulfport Energy Corp. *	1,030,750
66,300	Northern Oil and Gas, Inc. *	1,589,874

		3,221,857

Finance - 7.8%
11,000	Affiliated Managers Group, Inc. *	1,055,450
17,200	Allied World Assurance Co. Holdings AG	1,082,396
23,300	Axis Capital Holdings, Ltd.	744,668
13,900	Signature Bank/New York NY *	833,861
12,650	Stifel Financial Corp. *	405,433

Quantity	Name of Issuer	Fair Value ($)
48,500	TCF Financial Corp.	500,520
28,300	Validus Holdings, Ltd.	891,450

		5,513,778

Health Services - 2.2%
44,500	Allscripts Healthcare Solutions, Inc. *	842,830
9,200	Stericycle, Inc. *	716,864

		1,559,694

Health Technology - 14.6%
22,100	Alexion Pharmaceuticals, Inc. *	1,580,150
65,800	Amylin Pharmaceuticals, Inc. *	748,804
15,600	Celgene Corp. *	1,054,560
12,800	Gen-Probe, Inc. *	756,736
11,400	Haemonetics Corp. *	697,908
2,700	Intuitive Surgical, Inc. *	1,250,127
15,200	NuVasive, Inc. *	191,368
18,400	PerkinElmer, Inc.	368,000
9,100	Techne Corp.	621,166
31,300	Thoratec Corp. *	1,050,428
21,000	Tornier NV *	378,000
13,900	United Therapeutics Corp. *	656,775
37,100	Volcano Corp. *	882,609

		10,236,631

Industrial Services - 6.1%
15,500	Atwood Oceanics, Inc. *	616,745
4,100	CARBO Ceramics, Inc.	505,653
27,700	Chicago Bridge & Iron Co. NV	1,047,060
9,800	Core Laboratories NV	1,116,710
11,700	Lufkin Industries, Inc.	787,527
19,000	McDermott International, Inc. *	218,690

		4,292,385

Non-Energy Minerals - 1.9%
6,750	Allegheny Technologies, Inc.	322,650
9,000	Haynes International, Inc.	491,400
50,600	Stillwater Mining Co. *	529,276

		1,343,326

Process Industries - 2.9%
6,400	CF Industries Holdings, Inc.	927,872
19,000	Olin Corp.	373,350
15,900	Scotts Miracle-Gro Co.	742,371

		2,043,593

Producer Manufacturing - 11.7%
23,400	AMETEK, Inc.	985,140
6,700	Anixter International, Inc.	399,588
14,000	CLARCOR, Inc.	699,860
9,300	Esterline Technologies Corp. *	520,521
28,400	IDEX Corp.	1,053,924
18,500	Lincoln Electric Holdings, Inc.	723,720
10,600	MTS Systems Corp.	431,950

See accompanying notes to financial statements.

30	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2011

Sit Small Cap Growth Fund (Continued)

Quantity	Name of Issuer	Fair Value ($)
24,000	Rofin-Sinar Technologies, Inc. *	548,400
26,000	Trimble Navigation, Ltd. *	1,128,400
10,000	Wabtec Corp.	699,500
24,500	Woodward Governor Co.	1,002,785

		8,193,788

Retail Trade - 8.4%
26,900	Casey’s General Stores, Inc.	1,385,619
28,300	Cato Corp.	684,860
32,200	Dick’s Sporting Goods, Inc.	1,187,536
18,600	GameStop Corp. *	448,818
15,900	Lululemon Athletica, Inc. *	741,894
22,900	Ulta Salon Cosmetics & Fragrance, Inc. *	1,486,668

		5,935,395

Technology Services - 12.4%
25,000	ANSYS, Inc. *	1,432,000
9,400	Citrix Systems, Inc. *	570,768
26,900	Concur Technologies, Inc. *	1,366,251
35,000	Informatica Corp. *	1,292,550
25,100	Solera Holdings, Inc.	1,117,954
26,900	Syntel, Inc.	1,258,113
25,900	Ultimate Software Group, Inc. *	1,686,608

		8,724,244

Quantity	Name of Issuer	Fair Value ($)
Transportation - 1.3%
18,900	Hub Group, Inc. *	612,927
17,200	Knight Transportation, Inc.	269,008

		881,935

Utilities - 1.5%
19,700	Gas Natural, Inc.	224,777
6,300	ITC Holdings Corp.	478,044
13,100	UGI Corp.	385,140

		1,087,961

Total Common Stocks (cost: $57,972,332)		69,358,454

Total Investments in Securities - 98.6% (cost: $57,972,332)		69,358,454
Other Assets and Liabilities, net 1.4%		963,541

Total Net Assets - 100.0%		$70,321,995

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the inputs used to value the Fund’s net assets as of December 31, 2011 is as follows (see notes to Schedule of Investments):

	Investment in Securities

	Level 1	Level 2	Level 3
	Quoted Price ($)	Other significant observable inputs ($)	Significant unobservable inputs ($)	Total ($)

Common Stocks **	69,358,454	—	—	69,358,454

Total:	69,358,454	—	—	69,358,454

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.

DECEMBER 31, 2011	31

Sit International Growth Fund

OBJECTIVE & STRATEGY

The objective of the International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States.

In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

In this volatile equity market environment, the Sit International Growth Fund slightly outperformed the MSCI EAFE Growth Index. The Fund declined -15.39% in the last six months of 2011, while the Index depreciated -15.80% for the same period. International equity markets declined in the last six months of 2011 as the European debt crisis escalated and fears of a global recession mounted. In this environment, the Fund’s holdings are comprised of diversified, high-quality, and growth-oriented common stocks with a focus on companies with dominant market shares, strong sales and earnings growth, operating margin leverage, free cash flow, and healthy balance sheets.

Similar to the first six months of 2011, energy was the top contributing sector from both a stock selection and overweight standpoint. The Fund’s holdings in the materials sector positively contributed to the relative outperformance from both a stock selection and underweight position. The Fund’s technology and telecommunication services sectors also provided positive stock selection. Consumer staples had the most negative impact on relative performance, primarily due to the underweight position. Geographically, the positive stock selection and overweight position led the UK to be the top contributor in the Fund. The holdings in the non-Index region of Latin America and country of Canada significantly contributed to outperformance. Conversely, while the underweight position in Japan helped the Fund, the negative stock selection and lack of yen exposure more than offset this positive effect. Non-euro area also had negative stock selection due to a few select securities.

Given the weaker economic conditions and recession likelihood in the euro area, the Fund remains underweight in the region. However, the Fund has a neutral to overweight position in the U.K. and other non-euro countries, as those areas are experiencing stronger growth and are less impacted by the financial crisis elsewhere on the continent. While domiciled in Europe, most of the European holdings have exposure outside Europe rather than from within. In that context, the Fund remains diversified with exposure to emerging markets, global exporters, late-cyclical securities, and domestic-consumption stocks. Within financials, the Fund is significantly underweight banks and diversified financials, and is market weight in the more-defensive insurance sector. European banks will remain challenged in the longer term given higher capital requirements, increased regulation, lower loan growth, and higher costs.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the MSCI EAFE Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI EAFE Growth Index (Europe Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of growth oriented developed market stocks within Europe, Australasia and the Far East. It is not possible to invest directly in an index.

In Asia, the Japanese economy contracted in 2011, but we expect a modest turnaround in 2012. We continue to modestly increase the Japan weight in the Fund, but still significantly underweight. The focus is on domestic demand-driven stocks and export-driven stocks. Domestic-driven stocks should benefit from reconstruction spending and export-driven stocks should benefit from our belief in a gradually weakening yen.

Given that we believe China remains the engine of growth for the region and world, the Fund is overweight Asia ex-Japan markets. The holdings are focused in the consumer-related, energy, and materials sectors. The consumer theme remains dominant throughout the region and China continues to need energy and raw materials as they develop their infrastructure.

Roger J. Sit	Tasha M. Murdoff	Janet K. Kinzler
Portfolio Managers

32	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2011

	Sit International Growth Fund	MSCI EAFE Growth Index [1]	MSCI EAFE Index [2]
Six Month	-15.39%	-15.80%	-16.31%
One Year	-10.80	-12.11	-12.14
Five Year	-4.46	-3.16	-4.72
Ten Year	0.96	4.27	4.67
Since Inception (11/1/91)	3.18	3.12	4.54

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI EAFE Growth Index (Europe Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of growth oriented developed market stocks within Europe, Australasia and the Far East. It is not possible to invest directly in an index.

2 MSCI EAFE Index (Europe Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada.

FUND DIVERSIFICATION - BY REGION

	Sit Int’l Growth Fund	MSCI EAFE Growth Index
Europe	61.1%	61.8%
Asia	25.2%	37.6%
Other	10.9%	0.6%
Cash & Other Net Assets	2.8%	—

Based on total net assets as of December 31, 2011. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 12/31/11:	$12.59	Per Share
Net Asset Value 6/30/11:	$15.16	Per Share
Total Net Assets:	$19.5	Million
Weighted Average Market Cap:	$54.9	Billion

TOP 10 HOLDINGS

  1. BHP Billiton, Ltd.

  2. Royal Dutch Shell, PLC, ADR

  3. Nestle SA

  4. Diageo, PLC, ADR

  5. Reckitt Benckiser Group, PLC

  6. SGS SA

  7. Honda Motor Co., Ltd.

  8. Pearson, PLC, ADR

  9. GlaxoSmithKline, PLC, ADR

10. Syngenta AG

Based on total net assets as of December 31, 2011. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2011. Subject to change.

DECEMBER 31, 2011	33

SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2011

Sit International Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 97.2%
Africa/Middle East - 1.5%
Israel - 0.9%
4,400	Teva Pharmaceutical Industries, Ltd., ADR	177,584

South Africa - 0.6%
2,600	Sasol, Ltd., ADR	123,240

Asia - 25.2%
Australia - 7.5%
10,100	Australia & New Zealand Banking Group, Ltd.	211,543
20,725	BHP Billiton, Ltd.	731,563
6,900	Rio Tinto, PLC, ADR	337,548
1,800	Westpac Banking Corp., ADR	184,320

		1,464,974

China/Hong Kong - 5.2%
9,900	China Unicom Hong Kong, Ltd., ADR	209,187
5,800	Hong Kong Exchanges & Clearing, Ltd.	92,290
12,400	HSBC Holdings, PLC	94,661
27,150	HSBC Holdings, PLC	206,817
5,900	New Oriental Education & Tech. Group, ADR *	141,895
6,900	Standard Chartered, PLC	150,919
9,600	Sun Hung Kai Properties, Ltd.	119,970

		1,015,739

Japan - 10.3%
42,000	Daicel Corp.	255,112
1,300	Fanuc, Ltd.	198,292
14,200	Honda Motor Co., Ltd.	432,545
13,000	Kirin Holdings Co., Ltd.	157,960
15,600	Komatsu, Ltd.	363,759
20,000	Kubota Corp.	167,371
5,400	Makita Corp.	174,211
1,500	SMC Corp.	241,329

		1,990,579

South Korea - 2.2%
675	Hyundai Mobis *	171,499
550	Samsung Electronics Co., Ltd., GDR	252,561

		424,060

Europe - 61.1%
France - 6.8%
4,650	BNP Paribas	181,068
3,775	Dassault Systemes SA	301,556
8,270	Ingenico	297,923
3,550	Schlumberger, Ltd.	242,500
6,000	Total SA	306,167

		1,329,214

Germany - 6.5%
3,660	Adidas AG	237,801
2,550	Allianz SE	243,535
2,500	Muenchener Rueckver	306,356

Quantity	Name of Issuer	Fair Value ($)
715	Rational AG	155,139
3,265	Siemens AG	312,381

		1,255,212

Ireland - 1.5%
6,400	Covidien, PLC	288,064

Italy - 1.8%
59,700	Enel SPA	242,187
2,800	Tenaris SA, ADR	104,104

		346,291

Netherlands - 2.0%
5,100	ASML Holding NV	213,129
25,800	ING Groep NV *	184,511

		397,640

Norway - 1.3%
7,700	Seadrill, Ltd.	255,486
Spain - 3.2%
33,700	Banco Bilbao Vizcaya Argentaria SA, ADR	288,809
4,050	Inditex SA	330,621

		619,430

Sweden - 2.1%
3,900	Autoliv, Inc.	208,611
1,950	Millicom International Cellular SA, SDR	194,805

		403,416

Switzerland - 13.3%
5,500	ABB, Ltd., ADR *	103,565
1,800	Kuehne & Nagel International	201,562
10,780	Nestle SA	619,026
4,500	Novartis AG	256,919
1,629	Roche Holding AG	275,494
286	SGS SA	471,712
2,300	Sulzer AG	244,918
1,410	Syngenta AG *	414,329

		2,587,525

United Kingdom - 22.6%
2,600	Anglo American, PLC	96,044
8,700	British American Tobacco, PLC	412,728
13,000	Burberry Group, PLC	239,037
86,700	Centrica, PLC	389,410
6,700	Diageo, PLC, ADR	585,714
9,300	GlaxoSmithKline, PLC, ADR	424,359
22,800	Pearson, PLC, ADR	430,236
10,000	Reckitt Benckiser Group, PLC	493,196
9,550	Royal Dutch Shell, PLC, ADR	725,896
45,100	Tesco, PLC	282,181
117,400	Vodafone Group, PLC	327,321

		4,406,122

See accompanying notes to financial statements.

34	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2011

Sit International Growth Fund (Continued)

Quantity	Name of Issuer	Fair Value ($)
Latin America - 3.6%
Argentina - 0.7%
1,650	MercadoLibre, Inc.	131,241

Brazil - 1.5%
4,700	AGCO Corp. *	201,959
3,700	Petrobras, ADR	91,945

		293,904

Mexico - 0.6%
44,620	Wal-Mart de Mexico	122,464

Peru - 0.8%
4,800	Southern Copper Corp.	144,864

North America - 5.8%
Bermuda - 1.7%
5,275	PartnerRe, Ltd.	338,708

Canada - 4.1%
2,600	Canadian National Railway Co.	204,256
2,900	Lululemon Athletica, Inc. *	135,314
7,000	Rogers Communications, Inc.	269,570
3,800	Royal Bank of Canada	193,648

		802,788

Total Common Stocks (cost: $17,196,273)		18,918,545

Total Investments in Securities - 97.2% (cost: $17,196,273)		18,918,545
Other Assets and Liabilities, net - 2.8%		544,607

Total Net Assets - 100.0%		$19,463,152

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PLC — Public Limited Company

SDR — Swedish Depositary Receipt

See accompanying notes to financial statements.

DECEMBER 31, 2011	35

SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2011

Sit International Growth Fund (Continued)

A summary of the inputs used to value the Fund’s net assets as of December 31, 2011 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

		Investment in Securities
	Level 1	Level 2	Level 3
	Quoted Price ($)	Other significant observable inputs ($)	Significant unobservable inputs ($)	Total ($)
Common Stocks
Argentina	131,241	—	—	131,241
Australia	521,868	943,106	—	1,464,974
Bermuda	338,708	—	—	338,708
Brazil	293,904	—	—	293,904
Canada	802,788	—	—	802,788
China/Hong Kong	351,082	664,657	—	1,015,739
France	242,500	1,086,714	—	1,329,214
Germany	—	1,255,212	—	1,255,212
Ireland	288,064	—	—	288,064
Israel	177,584	—	—	177,584
Italy	104,104	242,187	—	346,291
Japan	167,371	1,823,208	—	1,990,579
Mexico	122,464	—	—	122,464
Netherlands	213,129	184,511	—	397,640
Norway	255,486	—	—	255,486
Peru	144,864	—	—	144,864
South Africa	123,240	—	—	123,240
South Korea	252,561	171,499	—	424,060
Spain	288,809	330,621	—	619,430
Sweden	208,611	194,805	—	403,416
Switzerland	103,565	2,483,960	—	2,587,525
United Kingdom	2,166,205	2,239,917	—	4,406,122
Total:	7,298,148	11,620,397	—	18,918,545

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchange. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

36	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2011	37

Sit Developing Markets Growth Fund

OBJECTIVE & STRATEGY

The Fund seeks to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

Even though sentiment turned negative on emerging market stocks in the second of 2011, the Sit Developing Markets Growth Fund outperformed the MSCI Emerging Markets Index. The Fund declined -16.90% in the last six months of 2011 versus the Index fall of -20.05%. Emerging equity markets continued to underperform developed equity markets in the second half of 2011 as investors became more risk averse. As such, valuations have become much more attractive as the markets have sold off. We believe revenue and earnings growth should support the valuations. In this volatile trading environment, stock picking is critical. We believe that the focus on high-quality growth companies with strong and experienced management teams, sound balance sheets, good cash flow generation, and sustainable earnings and revenue growth, will be key elements to successful stock picks.

The outperformance was led by the consumer discretionary holdings in Latin America and Asia ex-Japan. The consumer discretionary sector includes the automobiles & components, consumer durables & apparel, media, and retailing industries. In addition, the industrial sector positively contributed to relative performance given the underweight stance and good stock selection. Conversely, the technology stocks negatively impacted performance, primarily due to less than stellar stock selection. Regionally, the stocks in the Africa/ Middle East region took away from relative performance – a result of the Fund’s underweight position in a region that performed better than the overall Index.

We continue to believe that China will remain the engine of growth for the region and world. The Fund is overweight Asia ex-Japan markets with a bias for China and Hong Kong securities. The holdings are focused in the consumer-related, energy, and materials sectors. The consumer theme remains dominant throughout the region as the young and middle class population grows and demands more western-style products and services. As China’s shift to a consumption/ consumer-driven economy comes to fruition, consumer-related stocks should perform well. As China’s consumer matures, so will the demand for better infrastructure. Therefore, China’s need for energy and raw materials should continue to escalate.

The Fund remains overweight Latin American securities. Similar to Asia, the holdings are concentrated in the consumer, energy, industrial, and material sectors. The young population continues to grow and is leading to increased spending on goods to upgrade lifestyles.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the MSCI Emerging Markets Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index.

As more consumers graduate to the middle class, the need for more consumer goods and services should rise. Additionally, the strong raw material and energy demand from the rest of the world, along with internal demand, should support economic expansion in Latin America.

Elsewhere, in the emerging regions of Europe, Africa, and the Middle East, the Fund remains underweight. We believe prospects of growth outside of the aforementioned regions remains a much more compelling investment case. However, within the above regions, the exposure is centered on consumer and resource-related investments. These include telecommunication, media, energy, and technology companies.

Roger J. Sit

Raymond E. Sit

Portfolio Managers

38	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURN

as of December 31, 2011
	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index [1]	MSCI Emerging Markets Growth Index [2]
Six Month	-16.90%	-20.05%	-20.70%
One Year	-18.48	-20.41	-20.73
Five Year	0.45	0.08	-1.36
Ten Year	9.59	11.19	9.67
Since Inception	4.59	3.77	n/a
(7/1/94)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index.

2 MSCI Emerging Markets Growth Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of growth oriented emerging market stocks.

FUND DIVERSIFICATION - BY REGION

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index
Asia	55.2%	59.2%
Latin America	32.9%	23.0%
Europe	7.5%	9.5%
Africa/Middle East	3.0%	8.3%
Cash & Other Net Assets	1.4%	—

Based on total net assets as of December 31, 2011. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 12/31/11:	$17.57 Per Share
Net Asset Value 6/30/11:	$23.24 Per Share
Total Net Assets:	$11.1 Million
Weighted Average Market Cap:	$34.8 Billion

TOP 10 HOLDINGS

  1. Samsung Electronics Co., Ltd.

  2. Cia de Bebidas das Americas, ADR

  3. Vale SA, ADR

  4. BHP Billiton, Ltd., ADR

  5. Petrobras

  6. Banco Bradesco SA

  7. CNOOC, Ltd., ADR

  8. Southern Copper Corp.

  9. Bangkok Bank PCL

10. Shinhan Financial Group Co., Ltd.

Based on total net assets as of December 31, 2011. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2011. Subject to change.

DECEMBER 31, 2011	39

SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2011

Sit Developing Markets Growth Fund

Quantity	Name of Issuer	Fair Value ($)
Common Stocks - 97.8%
Africa/Middle East - 7.5%
Israel - 0.8%
2,500	NICE Systems, Ltd., ADR *	86,125

South Africa - 6.7%
7,325	Bidvest Group, Ltd.	140,302
9,800	MTN Group, Ltd.	174,119
4,450	Naspers, Ltd.	194,383
5,000	Sasol, Ltd., ADR	237,000

		745,804

Asia - 54.4%
Australia - 5.8%
5,900	BHP Billiton, Ltd., ADR	416,717
3,600	Rio Tinto, Ltd.	221,937

		638,654

China/Hong Kong - 21.2%
108,000	Belle International Holdings, Ltd.	187,625
33,000	China Mengniu Dairy Co., Ltd.	77,072
78,000	China Oilfield Services, Ltd.	122,659
49,500	China Shenhua Energy Co., Ltd.	214,051
9,300	China Unicom Hong Kong, Ltd., ADR	196,509
1,800	CNOOC, Ltd., ADR	314,424
124,000	Daphne International Holdings, Ltd.	137,747
52,000	ENN Energy Holdings, Ltd.	166,480
20,500	Hengan International Group Co., Ltd.	191,127
2,600	Home Inns & Hotels Management, Inc., ADR *	67,080
5,000	Hong Kong Exchanges & Clearing, Ltd.	79,560
7,100	New Oriental Education & Tech. Group, ADR *	170,755
72,000	PetroChina Co., Ltd.	89,412
7,100	Tencent Holdings, Ltd.	142,166
172,000	Travelsky Technology, Ltd.	89,222
104,000	Want Want China Holdings, Ltd.	103,592

		2,349,481

India ** - 3.6%
5,900	ICICI Bank, Ltd., ADR	155,937
2,650	Infosys Technologies, Ltd., ADR	136,157
4,000	Reliance Industries, Ltd., GDR [4]	104,390

		396,484

Indonesia - 2.0%
27,500	Astra International Tbk PT	224,100

Philippines - 1.5%
386,000	Manila Water Co., Inc.	170,923

Singapore - 0.5%
6,000	DBS Group Holdings, Ltd.	53,258

South Korea - 13.2%
14,045	Cheil Worldwide, Inc. *	231,263
610	E-Mart Co., Ltd. *	147,504
800	Hyundai Mobis *	203,258

Quantity	Name of Issuer	Fair Value ($)
9,007	Industrial Bank of Korea, GDR *, 4	97,732
1,100	POSCO, ADR	90,310
485	Samsung Electronics Co., Ltd.	446,121
7,000	Shinhan Financial Group Co., Ltd. *	242,062

		1,458,250

Taiwan - 4.3%
56,053	Cathay Financial Holding Co., Ltd.	60,430
21,100	Hon Hai Precision Industry Co., Ltd., GDR	115,902
5,899	HTC Corp.	96,689
81,482	Taiwan Semiconductor Co.	203,591

		476,612

Thailand - 2.3%
49,100	Bangkok Bank PCL	254,852

Europe - 3.0%
Russia - 1.8%
18,500	Gazprom OAO, ADR	197,599

Sweden - 1.2%
1,400	Millicom International Cellular SA, SDR	139,860

Latin America - 32.9%
Argentina - 0.8%
1,100	MercadoLibre, Inc.	87,494

Brazil - 22.9%
7,800	AES Tiete SA	112,405
4,550	AGCO Corp. *	195,514
7,500	Arcos Dorados Holdings, Inc.	153,975
19,877	Banco Bradesco SA	327,687
4,200	Cia Brasileira de Distribuicao Grupo Pao de
	Acucar, ADR	153,006
11,900	Cia de Bebidas das Americas, ADR	429,471
6,983	Embraer SA, ADR	176,111
31,000	Petrobras	357,159
7,500	Telefonica Brasil SA, ADR	204,975
20,000	Vale SA, ADR	429,000

		2,539,303

Chile - 1.9%
2,700	Banco Santander Chile, ADR	204,390

Mexico - 4.6%
9,500	America Movil SAB de CV, ADR	214,700
3,000	Grupo Televisa SA, ADR	63,180
84,100	Wal-Mart de Mexico	230,820

		508,700

Peru - 2.7%
10,000	Southern Copper Corp.	301,800

Total Common Stocks (cost: $7,526,312)		10,833,689

See accompanying notes to financial statements.

40	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2011

Sit Developing Markets Growth Fund (Continued)

Quantity	Name of Issuer	Fair Value ($)
Exchange-Traded Funds - 0.8%
16,300	iShares MSCI India *, **
Total Exchange-Traded Funds (cost: $71,238)		82,478

Total Investments in Securities - 98.6% (cost: $7,597,550)		10,916,167
Other Assets and Liabilities, net - 1.4%		160,274

Total Net Assets - 100.0%		$11,076,441

*	Non-income producing security.

**	The Fund’s total investment in India including the iShares comprises 4.4% of the Fund’s net assets.

[4]

144A Restricted Security. The total value of such securities as of December 31, 2011 was $202,122 and represented 1.8% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

        ADR — American Depositary Receipt

        GDR — Global Depositary Receipt

        SDR — Swedish Depositary Receipt

See accompanying notes to financial statements.

DECEMBER 31, 2011	41

SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2011

Sit Developing Markets Growth Fund (Continued)

A summary of the inputs used to value the Fund’s net assets as of December 31, 2011 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

		Investment in Securities

	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Price ($)	observable inputs ($)	unobservable inputs ($)	Total ($)

Common Stocks
Argentina	87,494	—	—	87,494
Australia	416,717	221,937	—	638,654
Brazil	2,539,303	—	—	2,539,303
Chile	204,390	—	—	204,390
China/Hong Kong	748,768	1,600,713	—	2,349,481
India	396,484	—	—	396,484
Indonesia	—	224,100	—	224,100
Israel	86,125	—	—	86,125
Mexico	508,700	—	—	508,700
Peru	301,800	—	—	301,800
Philippines	—	170,923	—	170,923
Russia	197,599	—	—	197,599
Singapore	—	53,258	—	53,258
South Africa	237,000	508,804	—	745,804
South Korea	335,546	1,122,704	—	1,458,250
Sweden	—	139,860	—	139,860
Taiwan	—	476,612	—	476,612
Thailand	—	254,852	—	254,852

	6,059,926	4,773,763	—	10,833,689

Exchange-Traded Funds	82,478	—	—	82,478

Total:	6,142,404	4,773,763	—	10,916,167

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchange. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

42	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2011	43

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
December 31, 2011

			Sit
		Sit	Global
	Sit	Dividend	Dividend
	Balanced	Growth	Growth
	Fund	Fund	Fund
ASSETS
Investments in securities, at identified cost	$8,703,796	$434,260,991	$8,942,344

Investments in securities, at fair value - see accompanying schedule for detail	$10,140,509	$449,369,618	$9,353,947
Cash in bank on demand deposit	536,946	14,596,968	108,531
Accrued interest and dividends receivable.	42,629	745,953	18,195
Receivable for investment securities sold	—	—	—
Other receivables (note 5)	—	—	—
Receivable for Fund shares sold	2,594	9,487,355	291

Total assets	10,722,678	474,199,894	9,480,964

LIABILITIES
Payable for investment securities purchased	—	8,658,115	—
Payable for Fund shares redeemed.	366	314,863	—
Cash portion of dividends payable to shareholders	—	88	2,333
Accrued investment management fees and advisory fees	9,198	362,406	9,421
Accrued 12b-1 fees (Class S)	—	26,675	854

Total liabilities	9,564	9,362,147	12,608

Net assets applicable to outstanding capital stock	$10,713,114	$464,837,747	$9,468,356

Net assets consist of:
Capital (par value and paid-in surplus)	$10,941,351	$447,863,688	$9,024,591
Undistributed (distributions in excess of) net investment income	1,311	115,829	1,201
Accumulated net realized gain (loss) from security transactions and foreign currency transactions	(1,666,261)	1,749,603	31,142
Unrealized appreciation (depreciation) on investments and foreign currency transactions	1,436,713	15,108,627	411,422

	$10,713,114	$464,837,747	$9,468,356

Outstanding shares:
Common Shares (Class I) *	668,797	29,571,908	628,522

Common Shares (Class S) *	—	5,681,216	165,435

Net assets applicable to outstanding shares:
Common Shares (Class I) *	$10,713,114	$390,071,325	$7,496,400

Common Shares (Class S) *	—	74,766,422	1,971,956

Net asset value per share of outstanding capital stock:
Common Shares (Class I) *	$16.02	$13.19	$11.93

Common Shares (Class S) *	—	$13.16	$11.92

*	Dividend Growth and Global Dividend Growth Funds offer multiple share classes (I and S). All other Funds offer a single share class.

See accompanying notes to financial statements.

44	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

				Sit
Sit	Sit	Sit	Sit	Developing
Large Cap	Mid Cap	Small Cap	International	Markets
Growth	Growth	Growth	Growth	Growth
Fund	Fund	Fund	Fund	Fund

$222,814,190	$105,546,287	$57,972,332	$17,196,273	$7,597,550

$270,140,131	$134,634,558	$69,358,454	$18,918,545	$10,916,167
3,460,369	2,420,527	455,760	238,928	144,279
332,160	108,544	40,048	59,980	8,794
713,286	525,946	727,995	43,367	24,962
—	—	—	275,505	—
96,758	4,015	2,363	3,153	2,369

274,742,704	137,693,590	70,584,620	19,539,478	11,096,571

—	313,622	152,463	45,822	—
600,765	137,176	20,335	607	512
—	—	—	2	—
245,328	154,683	89,827	29,895	19,618
—	—	—	—	—

846,093	605,481	262,625	76,326	20,130

$273,896,611	$137,088,109	$70,321,995	$19,463,152	$11,076,441

$239,953,983	$109,811,482	$66,127,021	$27,477,621	$7,509,766
2,848	(252,485)	(326,322)	(4,315)	3,627

(13,386,161)	(1,559,159)	(6,864,826)	(9,730,428)	244,582

47,325,941	29,088,271	11,386,122	1,720,274	3,318,466

$273,896,611	$137,088,109	$70,321,995	$19,463,152	$11,076,441

6,568,656	9,771,458	1,771,086	1,545,962	630,438

—	—	—	—	—

$273,896,611	$137,088,109	$70,321,995	$19,463,152	$11,076,441

—	—	—	—	—

$41.70	$14.03	$39.71	$12.59	$17.57

—	—	—	—	—

DECEMBER 31, 2011	45

STATEMENTS OF OPERATIONS (Unaudited)
Six Months Ended December 31, 2011

			Sit
		Sit	Global
	Sit	Dividend	Dividend
	Balanced	Growth	Growth
	Fund	Fund	Fund
Investment income:
Income:
Dividends*	$65,106	$5,826,755	$132,952
Interest	89,522	65	1

Total income.	154,628	5,826,820	132,953

Expenses (note 4):
Investment management and advisory service fee.	53,876	2,027,336	56,958
12b-1 fees (Class S)	—	78,157	2,196

Total expenses	53,876	2,105,493	59,154

Net investment income (loss)	100,752	3,721,327	73,799

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	142,575	4,892,299	32,929
Net realized gain (loss) on foreign currency transactions	—	—	297

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(421,470)	(17,789,078)	(807,901)

Net gain (loss) on investments	(278,895)	(12,896,779)	(774,675)

Net increase (decrease) in net assets resulting from operations	($178,143)	($9,175,452)	($700,876)

* Foreign taxes withheld on dividends received	$238	$22,845	$3,737

See accompanying notes to financial statements.

46	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

				Sit
Sit	Sit	Sit	Sit	Developing
Large Cap	Mid Cap	Small Cap	International	Markets
Growth	Growth	Growth	Growth	Growth
Fund	Fund	Fund	Fund	Fund

$2,504,658	$651,686	$254,415	$256,860	$141,403
26	20	8	1	1

2,504,684	651,706	254,423	256,861	141,404

1,537,725	904,191	580,745	162,059	129,843
—	—	—	—	—

1,537,725	904,191	580,745	162,059	129,843

966,959	(252,485)	(326,322)	94,802	11,561

16,601,966	2,242,419	5,386,444	(30,295)	271,285
—	—	—	2,882	(2,245)

(34,263,452)	(20,984,023)	(14,939,245)	(3,868,030)	(2,786,182)

(17,661,486)	(18,741,604)	(9,552,801)	(3,895,443)	(2,517,142)

($16,694,527)	($18,994,089)	($9,879,123)	($3,800,641)	($2,505,581)

$6,320	$705	$1,394	$14,464	$14,086

DECEMBER 31, 2011	47

STATEMENTS OF CHANGES IN NET ASSETS

	Sit Balanced Fund		Sit Dividend Growth Fund
	Six Months Ended December 31,2011 (Unaudited)	Year Ended June 30, 2011	Six Months Ended December 31,2011 (Unaudited)	Year Ended June 30, 2011
Operations:
Net investment income (loss)	$100,752	$196,042	$3,721,327	$2,922,528
Net realized gain (loss) on investments and foreign currency transactions	142,575	259,850	4,892,299	3,665,498
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(421,470)	1,429,713	(17,789,078)	33,423,934

Net increase (decrease) in net assets resulting from operations	(178,143)	1,885,605	(9,175,452)	40,011,960

Distributions from:
Net investment income
Common shares (Class I)	(121,000)	(220,001)	(4,119,817)	(1,576,972)
Common shares (Class S)	—	—	(640,186)	(394,029)
Net realized gains on investments
Common shares (Class I)	—	—	(2,673,682)	—
Common shares (Class S)	—	—	(539,573)	—

Total distributions	(121,000)	(220,001)	(7,973,258)	(1,971,001)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	155,789	563,638	148,506,627	285,199,007
Common shares (Class S)	—	—	27,940,284	29,799,433
Capital share proceeds (note 5)	—	—	—	—
Reinvested distributions
Common shares (Class I)	120,125	218,217	2,044,560	755,122
Common shares (Class S)	—	—	1,174,681	393,299
Payments for shares redeemed
Common shares (Class I)	(414,070)	(1,846,872)	(73,698,359)	(26,676,725)
Common shares (Class S)	—	—	(8,318,501)	(7,497,899)

Increase (decrease) in net assets from capital transactions	(138,156)	(1,065,017)	97,649,292	281,972,237

Total increase (decrease) in net assets	(437,299)	600,587	80,500,582	320,013,196

Net assets:
Beginning of period	11,150,413	10,549,826	384,337,165	64,323,969

End of period *	$10,713,114	$11,150,413	$464,837,747	$384,337,165

Capital transactions in shares:
Sold
Common shares (Class I)	9,963	35,186	11,446,781	21,928,647
Common shares (Class S)	—	—	2,192,401	2,260,496
Reinvested distributions
Common shares (Class I)	7,537	14,144	159,103	60,038
Common shares (Class S)	—	—	91,759	31,617
Redeemed
Common shares (Class I)	(25,916)	(116,291)	(5,622,719)	(2,107,311)
Common shares (Class S)	—	—	(660,871)	(581,199)

Net increase (decrease)	(8,416)	(66,961)	7,606,454	21,592,288

* includes undistributed net investment income (loss)	$1,311	$21,559	$115,829	$1,154,505

See accompanying notes to financial statements.

48	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Global Dividend Growth Fund		Sit Large Cap Growth Fund		Sit Mid Cap Growth Fund
Six Months Ended December 31, 2011 (Unaudited)	Year Ended June 30, 2011	Six Months Ended December 31, 2011 (Unaudited)	Year Ended June 30, 2011	Six Months Ended December 31, 2011 (Unaudited)	Year Ended June 30, 2011

$73,799	$88,106	$966,959	$2,222,632	($252,485)	($682,247)

33,226	149,909	16,601,966	16,383,200	2,242,419	9,559,375

(807,901)	1,019,265	(34,263,452)	82,886,395	(20,984,023)	38,339,256

(700,876)	1,257,280	(16,694,527)	101,492,227	(18,994,089)	47,216,384

(95,824)	(55,448)	(2,117,000)	(2,300,000)	—	—
(19,176)	(12,552)	—	—	—	—

(90,583)	(35,832)	—	—	—	—
(23,745)	(11,279)	—	—	—	—

(229,328)	(115,111)	(2,117,000)	(2,300,000)	—	—

916,911	4,339,721	7,422,006	33,666,154	580,428	6,380,037
678,463	293,993	—	—	—	—
—	—	—	—	—	2,188

184,075	85,993	2,015,056	2,229,695	—	—
42,921	23,818	—	—	—	—

(642,443)	(311,304)	(81,773,521)	(177,402,967)	(9,785,911)	(18,568,538)
(59,046)	(10,601)	—	—	—	—

1,120,881	4,421,620	(72,336,459)	(141,507,118)	(9,205,483)	(12,186,313)

190,677	5,563,789	(91,147,986)	(42,314,891)	(28,199,572)	35,030,071

9,277,679	3,713,890	365,044,597	407,359,488	165,287,681	130,257,610

$9,468,356	$9,277,679	$273,896,611	$365,044,597	$137,088,109	$165,287,681

74,442	336,133	179,896	841,449	42,419	427,046
57,569	23,061	—	—	—	—

15,528	7,107	49,486	53,151	—	—
3,656	1,974	—	—	—	—

(52,332)	(24,351)	(1,965,461)	(4,313,565)	(680,342)	(1,273,523)
(4,812)	(820)	—	—	—	—

94,051	343,104	(1,736,079)	(3,418,965)	(637,923)	(846,477)

$1,201	$42,402	$2,848	$1,152,889	(252,485)	—

DECEMBER 31, 2011	49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Sit Small Cap Growth Fund		Sit International Growth Fund
	Six Months Ended December 31,2011 (Unaudited)	Year Ended June 30, 2011	Six Months Ended December 31,2011 (Unaudited)	Year Ended June 30, 2011
Operations:
Net investment income (loss)	($326,322)	($710,137)	$94,802	$269,368
Net realized gain on investments and foreign currency transactions	5,386,444	5,818,321	(27,413)	1,553,994
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	(14,939,245)	18,521,998	(3,868,030)	4,265,504

Net increase (decrease) in net assets resulting from operations	(9,879,123)	23,630,182	(3,800,641)	6,088,866

Distributions from:
Net investment income
Common shares (Class I)	—	—	(348,000)	(215,000)
Net realized gains on investments
Common shares (Class I)	—	—	—	—

Total distributions	—	—	(348,000)	(215,000)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	1,106,578	20,574,826	219,272	659,523
Capital share proceeds (note 5)	—	14,142	—	114,003
Reinvested distributions
Common shares (Class I)	—	—	344,445	212,964
Payments for shares redeemed
Common shares (Class I)	(15,649,580)	(9,322,805)	(1,774,909)	(2,623,522)

Increase (decrease) in net assets from capital transactions	(14,543,002)	11,266,163	(1,211,192)	(1,637,032)

Total increase (decrease) in net assets	(24,422,125)	34,896,345	(5,359,833)	4,236,834

Net assets:
Beginning of period	94,744,120	59,847,775	24,822,985	20,586,151

End of period*	$70,321,995	$94,744,120	$19,463,152	$24,822,985

Capital transactions in shares:
Sold
Common shares (Class I)	28,301	484,884	17,162	43,420
Reinvested distributions
Common shares (Class I)	—	—	28,187	15,114
Redeemed
Common shares (Class I)	(417,337)	(235,906)	(137,207)	(184,894)

Net increase (decrease)	(389,036)	248,978	(91,858)	(126,360)

*includes undistributed net investment income (loss)	(326,322)	—	($4,315)	$248,883

See accompanying notes to financial statements.

50	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Developing Markets Growth Fund
Six Months Ended December 31,2011 (Unaudited)	Year Ended June 30, 2011

$11,561	$24,691
269,040	1,076,174

(2,786,182)	2,547,316

(2,505,581)	3,648,181

(36,001)	(10,903)

(956,672)	(469,086)

(992,673)	(479,989)

181,709	2,891,484
—	—

977,185	474,459

(2,003,879)	(5,157,147)

(844,985)	(1,791,204)

(4,343,239)	1,376,988

15,419,680	14,042,692

$11,076,441	$15,419,680

9,331	128,031

56,616	20,683

(99,139)	(224,006)

(33,192)	(75,292)

$3,627	$28,067

DECEMBER 31, 2011	51

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Balanced Fund

	Six Months Ended
	December 31, 2011			Years Ended June 30,
	(Unaudited)		2011	2010	2009	2008	2007
Net Asset Value:
Beginning of period	$16.47		$14.18	$12.96	$16.32	$16.93	$15.14
Operations:
Net investment income [1]	0.15		0.27	0.35	0.41	0.38	0.34
Net realized and unrealized gains (losses) on investments	(0.42)		2.32	1.24	(3.32)	(0.66)	1.78
Total from operations	(0.27)		2.59	1.59	(2.91)	(0.28)	2.12
Distributions to Shareholders:
From net investment income	(0.18)		(0.30)	(0.37)	(0.45)	(0.33)	(0.33)
Net Asset Value:
End of period	$16.02		$16.47	$14.18	$12.96	$16.32	$16.93
Total investment return [2]	(1.63%	)[3]	18.46%	12.33%	(17.84% )	(1.72% )	14.24%
Net assets at end of period (000’s omitted)	$10,713		$11,150	$10,550	$10,349	$12,939	$12,529

Ratios: [4]
Expenses	1.00%		1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.87%		1.75%	2.44%	3.12%	2.22%	2.13%

Portfolio turnover rate (excluding short-term securities)	22.64%	[3]	40.84%	46.79%	30.26%	54.96%	41.63%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

[3]	Not annualized.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

52	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Dividend Growth Fund

	Six Months Ended
Class I	December 31, 2011			Years Ended June 30,
	(Unaudited)		2011	2010	2009	2008	2007
Net Asset Value:
Beginning of period	$13.91		$10.64	$9.60	$13.11	$14.42	$12.26
Operations:
Net investment income [1]	0.12		0.21	0.19	0.23	0.23	0.24
Net realized and unrealized gains (losses) on investments [2]	(0.58)		3.23	1.03	(3.09)	(0.63)	2.35
Total from operations	(0.46)		3.44	1.22	(2.86)	(0.40)	2.59
Distributions to Shareholders:
From net investment income	(0.16)		(0.17)	(0.18)	(0.26)	(0.22)	(0.23)
From net realized gains	(0.10)		—	—	(0.39)	(0.69)	(0.20)
Total distributions	(0.26)		(0.17)	(0.18)	(0.65)	(0.91)	(0.43)
Net Asset Value:
End of period	$13.19		$13.91	$10.64	$9.60	$13.11	$14.42
Total investment return [3]	(3.30%	)[4]	32.58%	12.71%	(21.59% )	(3.06% )	21.48%
Net assets at end of period (000’s omitted)	$390,071		$328,057	$39,430	$28,305	$41,239	$37,674
Ratios: [5]
Expenses	1.00%		1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.87%		1.59%	1.70%	2.35%	1.68%	1.81%
Portfolio turnover rate (excluding short-term securities) [6]	20.62%	[4]	14.67%	31.84%	69.10%	38.86%	34.02%

	Six Months Ended
Class S	December 31, 2011			Years Ended June 30,
	(Unaudited)		2011	2010	2009	2008	2007
Net Asset Value:
Beginning of period	$13.87		$10.61	$9.58	$13.08	$14.39	$12.26
Operations:
Net investment income [1]	0.11		0.17	0.16	0.21	0.20	0.21
Net realized and unrealized gains (losses) on investments [2]	(0.59)		3.23	1.02	(3.09)	(0.63)	2.33
Total from operations	(0.48)		3.40	1.18	(2.88)	(0.43)	2.54
Distributions to Shareholders:
From net investment income	(0.13)		(0.14)	(0.15)	(0.23)	(0.19)	(0.21)
From net realized gains	(0.10)		—	—	(0.39)	(0.69)	(0.20)
Total distributions	(0.23)		(0.14)	(0.15)	(0.62)	(0.88)	(0.41)
Net Asset Value:
End of period	$13.16		$13.87	$10.61	$9.58	$13.08	$14.39
Total investment return [3]	(3.41%	)[4]	32.27%	12.37%	(21.79% )	(3.27% )	21.02%
Net assets at end of period (000’s omitted)	$74,766		$56,280	$24,894	$15,730	$14,300	$2,823
Ratios: [5]
Expenses	1.25%		1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	1.62%		1.34%	1.45%	2.10%	1.43%	1.56%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Includes redemption fees, which represent less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
[4]	Not annualized.
[5]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[6]	The portfolio turnover rate presented is for the entire Fund.

DECEMBER 31, 2011	53

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Global Dividend Growth Fund

	Six Months Ended December 31, 2011 (Unaudited)	Years Ended June 30,		Nine Months Ended June 30, 2009
Class I
		2011	2010

Net Asset Value:
Beginning of period	$13.26	$10.41	$9.70	$10.00

Operations:
Net investment income [1]	0.10	0.20	0.17	0.15
Net realized and unrealized gains (losses) on investments	(1.12)	2.95	0.68	(0.36)

Total from operations	(1.02)	3.15	0.85	(0.21)

Distributions to Shareholders:
From net investment income	(0.16)	(0.17)	(0.14)	(0.09)
From net realized gains	(0.15)	(0.13)	—	—

Total distributions	(0.31)	(0.30)	(0.14)	(0.09)

Net Asset Value:
End of period	$11.93	$13.26	$10.41	$9.70

Total investment return [2]	(7.70%)[3]	30.55%	8.79%	(2.06%)[3]

Net assets at end of period (000’s omitted)	$7,496	$7,834	$2,832	$2,290
Ratios: [4]
Expenses	1.25%	1.25%	1.25%	1.25%
Net investment income	1.67%	1.57%	1.48%	2.30%
Portfolio turnover rate (excluding short-term securities) [5]	13.83%[3]	21.84%	21.60%	17.69%[3]

	Six Months Ended December 31, 2011 (Unaudited)	Years Ended June 30,		Nine Months Ended June 30, 2009
Class S
		2011	2010

Net Asset Value:
Beginning of period	$13.24	$10.40	$9.70	$10.00

Operations:
Net investment income [1]	0.09	0.16	0.14	0.13
Net realized and unrealized gains (losses) on investments	(1.12)	2.95	0.68	(0.36)

Total from operations	(1.03)	3.11	0.82	(0.23)

Distributions to Shareholders:
From net investment income	(0.14)	(0.14)	(0.12)	(0.07)
From net realized gains	(0.15)	(0.13)	—	—

Total distributions	(0.29)	(0.27)	(0.12)	(0.07)

Net Asset Value:
End of period	$11.92	$13.24	$10.40	$9.70

Total investment return [2]	(7.80%)[3]	30.17%	8.47%	(2.18%)[3]

Net assets at end of period (000’s omitted)	$1,972	$1,444	$882	$740
Ratios: [4]
Expenses	1.50%	1.50%	1.50%	1.50%
Net investment income	1.42%	1.32%	1.23%	2.05%

1	The net investment income per share is based on average shares outstanding for the period.
2	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
3	Not annualized.
4	Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
5	The portfolio turnover rate presented is for the entire Fund.

54	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Large Cap Growth Fund

	Six Months Ended
	December 31, 2011		Years Ended June 30,
	(Unaudited)	2011	2010	2009	2008	2007
Net Asset Value:
Beginning of period	$43.96	$34.75	$32.42	$43.41	$43.99	$37.60

Operations:
Net investment income [1]	0.13	0.22	0.22	0.28	0.20	0.24
Net realized and unrealized gains (losses) on investments	(2.07)	9.21	2.33	(11.06)	(0.65)	6.43

Total from operations	(1.94)	9.43	2.55	(10.78)	(0.45)	6.67

Redemption fees	— [2]	— [2]	— [2]	0.01	— [2]	—	[2]

Distributions to Shareholders:
From net investment income	(0.32)	(0.22)	(0.22)	(0.22)	(0.13)	(0.28)

Net Asset Value:
End of period	$41.70	$43.96	$34.75	$32.42	$43.41	$43.99

Total investment return [3]	(4.40%)[4]	27.18%	7.80%	(24.77%)	(1.03%)	17.79%

Net assets at end of period (000’s omitted)	$273,897	$365,045	$407,359	$324,071	$287,695	$125,741
Ratios: [5]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.63%	0.54%	0.58%	0.85%	0.46%	0.59%
Portfolio turnover rate (excluding short-term securities)	7.57%[4]	25.36%	15.93%	27.98%	21.97%	27.80%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

[4]	Not annualized.

[5]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

DECEMBER 31, 2011	55

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Mid Cap Growth Fund

	Six Months Ended
	December 31, 2011		Years Ended June 30,
	(Unaudited)	2011	2010	2009	2008	2007
Net Asset Value:
Beginning of period	$15.88	$11.57	$9.90	$14.83	$15.71	$13.01

Operations:
Net investment loss [1]	(0.03)	(0.06)	(0.05)	(0.03)	(0.07)	(0.04)
Net realized and unrealized gains (losses) on investments	(1.82)	4.37	1.72	(4.81)	(0.31)	2.74

Total from operations	(1.85)	4.31	1.67	(4.84)	(0.38)	2.70

Capital share proceeds 2, [3]	—	—	—	—	—	—

Redemption fees [3]	—	—	—	—	—	—

Distributions to Shareholders:
From net realized gains	—	—	—	(0.09)	(0.50)	—

Net Asset Value:
End of period	$14.03	$15.88	$11.57	$9.90	$14.83	$15.71

Total investment return [4]	(11.65%)[5]	37.25%[6]	16.87%	(32.51%)	(2.63%)	20.75%

Net assets at end of period (000’s omitted)	$137,088	$165,288	$130,258	$127,477	$210,880	$205,256
Ratios: 7, [8]
Expenses (without waiver)	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses (with waiver)	1.25%	1.20%	1.15%	1.15%	1.15%	1.15%
Net investment loss (without waiver)	(0.35%)	(0.49%)	(0.52%)	(0.40%)	(0.52%)	(0.41%	)
Net investment loss (with waiver)	(0.35%)	(0.44%)	(0.42%)	(0.30%)	(0.42%)	(0.31%	)
Portfolio turnover rate (excluding short-term securities)	9.80%[5]	26.98%	20.39%	18.07%	34.61%	40.08%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.

[2]	The Fund accounted for proceeds during the year from market timing settlements. See Note 5.

[3]	Amount represents less than $0.01 per share.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

[5]	Not annualized.

[6]	Impact on total return from capital share proceeds was less than 0.01%.

[7]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[8]

Total Fund expenses are calculated at 1.25% of average daily net assets. The investment adviser voluntarily limited expenses to 1.15% of average daily net assets through December 31, 2010 at which time the agreement was terminated.

56	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Growth Fund

	Six Months Ended
	December 31, 2011		Years Ended June 30,
	(Unaudited)	2011	2010	2009	2008	2007
Net Asset Value:
Beginning of period	$43.86	$31.32	$25.89	$37.44	$40.14	$33.46
Operations:
Net investment loss [1]	(0.17)	(0.36)	(0.24)	(0.16)	(0.37)	(0.27)
Net realized and unrealized gains (losses) on investments	(3.98)	12.89	5.67	(11.39)	(2.33)	6.95
Total from operations	(4.15)	12.53	5.43	(11.55)	(2.70)	6.68
Capital share proceeds [2]	—	0.01	—	—	—	—
Redemption fees [3]	—	—	—	—	—	—
Net Asset Value:
End of period	$39.71	$43.86	$31.32	$25.89	$37.44	$40.14
Total investment return [4]	(9.46%)[5]	40.04%[6]	20.97%	(30.85%)	(6.73%)	19.96%
Net assets at end of period (000’s omitted)	$70,322	$94,744	$59,848	$58,352	$93,527	$105,800
Ratios: [7]
Expenses	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment loss	(0.84%)	(0.91%)	(0.80%)	(0.61%)	(0.93%)	(0.79%	)
Portfolio turnover rate (excluding short-term securities)	13.46%[5]	30.33%	22.41%	26.19%	37.20%	38.79%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.

[2]	The Fund accounted for proceeds during the year from market timing settlements. See Note 5.

[3]	Amount represents less than $0.01 per share.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

[5]	Not annualized.

[6]	Impact on total return from capital share proceeds was 0.03%.

[7]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

DECEMBER 31, 2011	57

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit International Growth Fund

	Six Months Ended
	December 31, 2011		Years Ended June 30,
	(Unaudited)	2011	2010	2009	2008	2007
Net Asset Value:
Beginning of period	$15.16	$11.67	$10.90	$17.80	$18.70	$15.48
Operations:
Net investment income [1]	0.06	0.16	0.11	0.13	0.15	0.20
Net realized and unrealized gains (losses) on investments	(2.40)	3.39	0.65	(6.95)	(0.85)	3.17
Total from operations	(2.34)	3.55	0.76	(6.82)	(0.70)	3.37
Capital share proceeds [2]	—	0.07	0.13	0.10	—	—
Redemption fees [3]	—	—	—	—	—	—
Distributions to Shareholders:
From net investment income	(0.23)	(0.13)	(0.12)	(0.18)	(0.20)	(0.15)
Net Asset Value:
End of period	$12.59	$15.16	$11.67	$10.90	$17.80	$18.70
Total investment return [4]	(15.39%)[5]	31.08%[6]	8.10%[6]	(37.71%)[6]	(3.82%)	21.87%
Net assets at end of period (000’s omitted)	$19,463	$24,823	$20,586	$21,009	$37,714	$39,511
Ratios: 7, [8]
Expenses (without waiver)	1.50%	1.61%	1.85%	1.85%	1.85%	1.85%
Expenses (with waiver)	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income (without waiver)	0.88%	1.01%	0.50%	0.74%	0.43%	0.84%
Net investment income (with waiver)	0.88%	1.12%	0.85%	1.09%	0.78%	1.19%
Portfolio turnover rate (excluding short-term securities)	12.82%[5]	35.95%	25.09%	33.12%	16.83%	17.25%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	The Fund accounted for proceeds during the year from market timing settlements. See Note 5.

[3]	Amount represents less than $0.01 per share.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

[5]	Not annualized.

[6]	Impact on total return from capital share proceeds was 0.60%, 1.20%, and 0.57% for the years ended June 30, 2011, 2010, and 2009, respectively.

[7]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[8]

Effective November 1, 2010, total Fund expenses are limited to 1.50% of average daily net assets. Prior to this date, expenses were calculated at a higher rate. However, during all of the periods above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

58	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Developing Markets Growth Fund

	Six Months Ended December 31, 2011		Years Ended June 30,
	(Unaudited)	2011	2010	2009		2008	2007
Net Asset Value:
Beginning of period	$23.24	$19.00	$16.13	$25.97		$24.94	$17.38
Operations:
Net investment income (loss) [1]	0.02	0.03	0.01	0.04		(0.07)	0.05
Net realized and unrealized gains (losses) on investments	(3.98)	4.90	2.90	(9.15)		1.40	7.55
Total from operations	(3.96)	4.93	2.91	(9.11)		1.33	7.60
Capital share proceeds [2]	—	—	—	0.09		—	—
Redemption fees	—	—	— [3]	—		0.01	0.01
Distributions to Shareholders:
From net investment income	(0.06)	(0.02)	(0.04)	—		(0.04)	(0.05)
From net realized gains	(1.65)	(0.67)	—	(0.82)		(0.27)	—
Total distributions	(1.71)	(0.69)	(0.04)	(0.82)		(0.31)	(0.05)
Net Asset Value:
End of period	$17.57	$23.24	$19.00	$16.13		$25.97	$24.94
Total investment return [4]	(16.90%)[5]	25.95%	18.05%	(33.73%)	[6]	5.26%	43.82%
Net assets at end of period (000’s omitted)	$11,076	$15,420	$14,043	$13,203		$23,195	$18,430

Ratios: [7]
Expenses	2.00%	2.00%	2.00%	2.00%		2.00%	2.00%
Net investment income (loss)	0.18%	0.15%	0.06%	0.24%		(0.27%)	0.25%

Portfolio turnover rate (excluding short-term securities)	7.81%[5]	19.14%	19.90%	13.56%		9.40%	16.25%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	The Fund accounted for proceeds during the year from market timing settlements. See Note 5.

[3]	Amount represents less than $0.01 per share.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

[5]	Not annualized.

[6]	Impact on total return from capital share proceeds was 0.37%.

[7]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

DECEMBER 31, 2011	59

NOTES TO FINANCIAL STATEMENTS (Unaudited)
Six Months Ended December 31, 2011

(1)	Organization

Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Balanced, Sit Dividend Growth, Sit Global Dividend Growth, Sit Small Cap Growth, Sit International Growth, and Sit Developing Markets Growth are series funds of Sit Mutual Funds, Inc.

This report covers the equity funds of the Sit Mutual Funds (the Funds). Each fund has 10 billion authorized shares of capital stock with a par value of $0.001. The investment objective for each Fund is as follows:

Fund	Investment Objective
Balanced	Long-term growth consistent with the preservation of principal and to provide regular income.
Dividend Growth	Provide current income that exceeds the dividend yield of the S&P 500 Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Global Dividend Growth	Provide current income that exceeds the dividend yield of a composite index
(60% S&P 500 Index and 40% MSCI EAFE Index) and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Large Cap Growth Fund	Maximize long-term capital appreciation.
Mid Cap Growth Fund	Maximize long-term capital appreciation.
Small Cap Growth	Maximize long-term capital appreciation.
International Growth	Maximize long-term growth.
Developing Markets Growth	Maximize long-term capital appreciation.

The Dividend Growth and Global Dividend Growth Funds offer Class I and Class S shares. Both classes of shares have identical voting, dividend, and liquidation rights. The distribution fee differs among classes, the Class S shares have a 0.25% distribution fee, whereas Class I has no distribution fee. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

(2)	Significant Accounting Policies

Investments in Securities

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Debt securities maturing in more than 60 days are priced by an independent pricing service. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Debt securities of sufficient credit quality maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

60	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Fair Value Measurements

The inputs and valuations techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

• Level 1 – quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

• Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For foreign equities, the pricing services adjust closing prices by applying a systematic process for events occurring after the close of the foreign exchange. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

• Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the levels for the Funds’ investments as of December 31, 2011 is included with the Funds’ schedule of investments.

New Accounting Pronouncements

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

Foreign Currency Translations and Forward Foreign Currency Contracts

The fair value of securities and other assets and liabilities denominated in foreign currencies for Global Dividend Growth, International Growth and Developing Markets Growth Funds are translated daily into U.S. dollars at the closing rate of exchange (approximately 4:00 p.m. E.S.T). Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Global Dividend Growth, International Growth and Developing Markets Growth Funds may enter into forward foreign currency exchange contracts generally for operational purposes, but the Adviser may occasionally utilize contracts to protect against adverse exchange rate fluctuation. Any gains (losses) generated by these contracts are disclosed separately on the statement of operations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

DECEMBER 31, 2011	61

NOTES TO FINANCIAL STATEMENTS (Unaudited)
Six Months Ended December 31, 2011 (Continued)

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of December 31, 2011, no provision for income would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise returns for the 2008, 2009 and 2010 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

At December 31, 2011, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Cost of Securities on a Tax Basis

Balanced	$1,750,167	($313,454)	$1,436,713	$8,703,796
Dividend Growth	29,563,370	(14,454,743)	15,108,627	434,260,991
Global Dividend Growth	906,443	(494,840)	411,603	8,942,344
Large Cap Growth	57,377,139	(10,051,198)	47,325,941	222,814,190
Mid Cap Growth	38,504,351	(9,416,080)	29,088,271	105,546,287
Small Cap Growth	16,900,626	(5,514,504)	11,386,122	57,972,332
International Growth	3,308,602	(1,586,330)	1,722,272	17,196,273
Developing Markets Growth	3,798,657	(480,040)	3,318,617	7,597,550

Net investment income and net realized gains differ for financial statement and tax purposes because of losses deferred due to “wash sale” transactions. A “wash sale” occurs when a Fund sells a security that it has acquired within a period beginning thirty days before and ending thirty days after the date of sale (a sixty one day period). The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. The tax character of distributions paid during the fiscal years ended June 30, 2011 and 2010 were as follows:

Year Ended June 30, 2011:
	Ordinary Income	Long Term Capital Gain	Total

Balanced	$220,001	—	$220,001
Dividend Growth (Class I)	1,576,972	—	1,576,972
Dividend Growth (Class S)	394,029	—	394,029
Global Dividend Growth (Class I)	56,472	$34,809	91,281
Global Dividend Growth (Class S)	12,874	10,956	23,830
Large Cap Growth	2,300,000	—	2,300,000
Mid Cap Growth	—	—	—
Small Cap Growth	—	—	—
International Growth	215,000	—	215,000
Developing Markets Growth	10,903	469,086	479,989

62	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Year Ended June 30, 2010:
	Ordinary Income	Long Term Capital Gain	Total

Balanced	$293,000	—	$293,000
Dividend Growth (Class I)	548,746	—	548,746
Dividend Growth (Class S)	330,254	—	330,254
Global Dividend Growth (Class I)	35,594	—	35,594
Global Dividend Growth (Class S)	9,406	—	9,406
Large Cap Growth	2,475,000	—	2,475,000
Mid Cap Growth	—	—	—
Small Cap Growth	—	—	—
International Growth	228,000	—	228,000
Developing Markets Growth	34,186	—	34,186

As of June 30, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Gain (Loss)	Unrealized Appreciation (Depreciation)

Balanced	$21,559	($1,802,240)	$1,851,587
Dividend Growth	1,154,505	1,127,323	31,840,941
Global Dividend Growth	42,402	114,328	1,217,239
Large Cap Growth	1,152,889	(29,871,497)	81,472,763
Mid Cap Growth	—	(3,801,578)	50,072,294
Small Cap Growth	—	(12,218,098)	26,292,195
International Growth	248,883	(9,664,616)	5,549,905
Developing Markets Growth	28,979	955,759	6,080,191

Net capital loss carryovers and post-October capital losses, if any, as of June 30, 2011, are available to offset future realized capital gains and thereby reduce future capital gains distributions. The net capital loss carryovers and the post-October capital losses deferred as of June 30, 2011, were as follows:

	Capital Loss Carryover Expiring in:			Net Capital Loss Carryover	Post-October Capital Loss Deferral	Accumulated Capital and Other Losses

	2012	2013	2014-2019

Balanced	$1,023,296	$117,820	$661,124	$1,802,240	—	$1,802,240
Large Cap Growth	3,060,968	—	26,810,529	29,871,497	—	29,871,497
Mid Cap Growth	—	—	3,801,578	3,801,578	—	3,801,578
Small Cap Growth	3,736,397	—	8,481,701	12,218,098	—	12,218,098
International Growth	5,988,227	63,389	3,613,000	9,664,616	—	9,664,616

The Regulated Investment Company Modernization Act of 2010 (“Act”) was enacted on December 22, 2010. In general, the provisions of the Act will be effective for Funds with fiscal years ending after December 22, 2011. Under the Act, a Fund will be permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carry forwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses, and will not be considered exclusively short-term as under previous law.

DECEMBER 31, 2011	63

NOTES TO FINANCIAL STATEMENTS (Unaudited)
Six Months Ended December 31, 2011 (Continued)

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced, Dividend Growth and Global Dividend Growth Funds and declared and paid annually for Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Concentration of Investments

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income it generates, as well as the Fund’s ability to repatriate such amounts.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

(3)	Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the six months ended December 31, 2011, were as follow:

	Purchases		Proceeds

	U.S. Government	Other	U.S. Government	Other

Balanced	$583,497	$1,759,686	$593,495	$2,172,278
Dividend Growth	—	171,577,534	—	82,198,092
Global Dividend Growth	—	2,211,009	—	1,251,469
Large Cap Growth	—	23,098,197	—	95,643,636
Mid Cap Growth	—	14,055,373	—	22,562,496
Small Cap Growth	—	10,373,661	—	24,787,717
International Growth	—	2,725,592	—	4,088,351
Developing Markets Growth	—	1,014,143	—	2,830,225

64	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

Balanced	1.00%
Dividend Growth Fund Class I and Class S	1.00%
Global Dividend Growth Fund Class I and Class S	1.25%
Large Cap Growth	1.00%
Mid Cap Growth	1.25%
Small Cap Growth	1.50%
International Growth	1.50%
Developing Markets Growth	2.00%

SIA is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, 12b-1 fees and other transaction charges relating to investing activities).

In addition to the annual management fees, the Class S shares of Global Dividend Growth and Dividend Growth Funds also have a 0.25% annual distribution (12b-1) fee, which is used to pay for distribution fees related to the sale and distribution of its shares.

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of December 31, 2011:

	Shares	% Shares Outstanding
Balanced	199,162	29.8
Dividend Growth	692,486	2.0
Global Dividend Growth	310,667	39.1
Large Cap Growth	324,332	4.9
Mid Cap Growth	2,273,633	23.3
Small Cap Growth	635,309	35.9
International Growth	544,285	35.2
Developing Markets Growth	197,353	31.3

(5)	Capital Share Activity

Market Timing Settlements

As of December 31, 2011, the Mid Cap Growth Fund, Small Cap Growth Fund and the International Growth Fund received market timing settlements due to the Funds for fiscal year ended June 30, 2011 in the amount of $2,188, $14,142 and $67,740, respectively. The International Growth Fund expects to receive additional settlement dollars for approximately $275,505 from market timing settlements payable to the Fund for the fiscal years ended June 30, 2010 and June 30, 2011. These amounts are recorded upon notification of settlement proceeds from an appropriate authority and separately reflected on the statements of changes in net assets and in the financial highlights.

DECEMBER 31, 2011	65

NOTES TO FINANCIAL STATEMENTS (Unaudited)
Six Months Ended December 31, 2011 (Continued)

The impact on the Funds’ performance for the years ended June 30, 2011 and 2010 was:

	Year Ended June 30, 2011		Year Ended June 30, 2010
	Proceeds	Impact on Total Return	Proceeds	Impact on Total Return
Mid Cap Growth	$2,188	—*	—	—
Small Cap Growth	14,142	0.03%	—	—
International Growth	114,003	0.60%	$229,242	1.20%

* less than 0.01%

Short-Term Trading (Redemption) Fees

The Funds (except Balanced) charge a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital. For the six months ended December 31, 2011, the Funds received the following redemptions fees:

	Class I	Class S
Dividend Growth	$576	$105
Large Cap Growth	2,143	—
Mid Cap Growth	734	—
Small Cap Growth	1,145	—
Developing Markets Growth	10	—

(6)	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events that would require disclosure in or adjustments to the financial statements.

66	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 to December 31, 2011.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

Fund	Beginning Account Value (7/1/11)	Ending Account Value (12/31/11)	Expenses Paid During Period* (7/1/11- 12/31/11)

Balanced Fund

Actual	$1,000	$983.70	$5.00
Hypothetical	$1,000	$1,020.16	$5.09

Dividend Growth Fund

Actual
Class I	$1,000	$967.00	$4.96
Class S	$1,000	$965.90	$6.19
Hypothetical
Class I	$1,000	$1,020.16	$5.09
Class S	$1,000	$1,018.90	$6.36

Global Dividend Growth Fund

Actual
Class I	$1,000	$923.00	$6.06
Class S	$1,000	$922.00	$7.27
Hypothetical
Class I	$1,000	$1,018.90	$6.36
Class S	$1,000	$1,017.64	$7.63

Large Cap Growth

Actual	$1,000	$956.00	$4.93
Hypothetical	$1,000	$1,020.16	$5.09

Mid Cap Growth Fund

Actual	$1,000	$883.50	$5.93
Hypothetical	$1,000	$1,018.90	$6.36

Small Cap Growth Fund

Actual	$1,000	$905.40	$7.20
Hypothetical	$1,000	$1,017.64	$7.63

International Growth Fund

Actual	$1,000	$846.10	$6.98
Hypothetical	$1,000	$1,017.64	$7.63

Developing Markets Growth Fund

Actual	$1,000	$831.00	$9.23
Hypothetical	$1,000	$1,015.12	$10.16

*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, for the Balanced, Dividend Growth, Class I and Large Cap Growth Funds; 1.25% for Dividend Growth Fund, Class S, Global Dividend Growth Fund, Class I and Mid Cap Growth Fund; 1.50% for Global Dividend Growth, Class S, Small Cap Growth and International Growth Funds; and 2.00% for Developing Markets Growth Fund, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period.)

DECEMBER 31, 2011	67

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

Each fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting policies and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling the Funds at 1-800-332-5580, and is available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds’ file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available without charge upon request by calling the Funds at 1-800-332-5580 and are available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

At their joint meeting held on October 24, 2011 the Boards of Directors of the Sit Mutual Funds unanimously approved the continuation for another one year period the investment management agreements entered into by and between Sit Investment Associates, Inc. (“SIA”) and Sit Mid Cap Growth Fund, Inc. dated November 1, 1996; Sit Large Cap Growth Fund, Inc. dated November 1, 1996; and Sit Mutual Funds Inc., dated November 1, 1992; (the “Agreements”).

The Boards approved the Agreements after a lengthy discussion and consideration of various factors relating to the Boards’ selection of SIA as the investment adviser, and the Boards’ approval of the fees to be paid under the Agreements.

Investment Adviser Criteria. The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors’ noted that their analysis is similar to that used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors used to determine the overall quality of an investment adviser and the nature, extent and quality of the services performed by SIA, including the following:

Investment Philosophy and Process. The Directors considered SIA’s philosophy of managing assets. With respect to equity securities, SIA identifies growth-oriented securities issued by companies with the potential for earnings growth at a faster rate than the general economy and market index. SIA believes that earnings growth is the primary determinant of superior long-term returns for equity securities, and invests in companies it believes exhibit above market and consistent growth as well as conservative and cyclical growth companies. SIA’s actively managed portfolios not only concentrate on the best growth opportunities but do so at reasonable valuation levels. The Directors determined that the Stock Funds’ investment objectives are consistent with SIA’s investment philosophy and growth style. The Directors reviewed the Stock Funds’ portfolio characteristics, and noted that SIA has consistently managed the Stock Funds in a growth style and the Directors found no indication of style drift away from growth stocks over market cycles. The Directors noted that in years during which growth stocks have generally under-performed relative to value stocks, many funds with a stated growth style objective actually strayed from the growth style and invested a portion of their portfolios in value stocks. This has been especially true with funds investing in international equity securities. In these instances, the Stock Funds may at times not rank favorably in comparisons with other funds investing in value stocks because the Stock Funds were disciplined in maintaining their growth style.

The Directors discussed SIA’s consistent and well-defined investment process. With respect to equity securities, SIA utilizes a team based top-down and bottom-up investment decision making process.

Investment Professionals. The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior professionals are actively involved in the investment process and have significant investment industry experience.

68	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Directors discussed the depth of SIA’s investment staff. The Directors noted that SIA has over 30 investment professionals. Given the investment products offered by SIA and the assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Funds, and to accommodate growth in the number of clients and assets under management for the near future. The Directors concluded that the depth of the investment staff, and in particular senior management and investment analysts, is actually greater than the Funds currently require at their present asset size. The Directors noted that SIA has the resources of a $10 billion investment firm working for the benefit of the Fund shareholders.

Investment Performance. The Directors reviewed and discussed the Funds’ investment performance on an absolute and comparable basis for various periods as discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Funds, such as equity growth funds.

Corporate Culture. The Directors discussed SIA’s corporate values to operate under the highest ethical and professional standards. SIA’s culture is set and practiced by senior management who insist that all professionals exhibit honesty and integrity. The Board noted that the firm’s values are evident in all of the services provided to the Funds.

Review of Specific Factors. The Directors continued their analysis by reviewing specific information on SIA and the Funds and specific terms of the Agreements, including the following.

Investment Performance. The Directors reviewed investment performance of each Fund for 1 month, 3 months, 6 months, year-to-date, 1 year, 5 years (as applicable), 10 years (as applicable) and since inception, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Funds has been competitive in relation to their stated objectives and strategies on a comparable basis with funds with similar objectives and strategies.

Fees and Expenses. The Directors noted that the Funds pay SIA a monthly fee and SIA is responsible for all of the Funds’ expenses, except fees paid under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class S shares of Sit Dividend Growth Fund and Sit Global Dividend Growth Fund, interest, brokerage commissions and transaction charges and certain extraordinary expenses. The Directors reviewed fees paid in prior years (both before and after the voluntary waiver of fees by SIA with respect to certain funds) and the current fees to be paid under the Agreements.

The Directors reviewed the average and median expense ratios of mutual funds within the same investment category for each Fund. The Directors noted that each Fund’s total expense ratio compares favorably to the total expense ratios of other no-load funds within the Fund’s Morningstar category, and are lower than the average total expense ratio for the full Morningstar category. The Directors concluded that the fees paid by the Funds are reasonable and appropriate.

The Directors reviewed the extent to which the fees to be paid under the Agreements by each Fund may be affected by an increase in the Fund’s assets, which included reviewing each Fund’s current and historical assets and the likelihood and magnitude of future increases in the Fund’s assets. The Directors agreed that it is appropriate that the Funds benefit from improved economies of scale as the Funds’ assets increase. However, the Directors concluded that given the limited size of the Funds, negotiating a graduated fee structure for each Fund is unnecessary since it is unlikely that the size of the Funds will increase enough to justify a graduated fee schedule within the near future.

The Directors reviewed the expenses paid by SIA relating to the operations of the Funds, and SIA’s income with respect to the management of the Funds for the past two calendar years. The Directors concluded that the expenses paid were appropriate.

The Directors reviewed SIA’s investment advisory fee schedule for investment management services provided to other clients. The Directors compared the services provided to the Funds and other clients of SIA, and recognized that the Funds’ expenses are borne by SIA except as noted above. The Directors concluded that the fees paid by the Funds in relation to the fees paid by other SIA clients were appropriate and reasonable. The Directors also concluded that SIA’s profit margin with respect to the management of the Funds was appropriate.

DECEMBER 31, 2011	69

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Directors discussed the extent to which SIA receives benefits from the relationship with the Funds such as soft dollar arrangements by which brokers provide research services to SIA as a result of brokerage generated by the Funds. The Board concluded that any benefits SIA receives from its relationship with the Funds are well within industry norms and are reflected in the amount of the fees paid by the Funds to SIA and are appropriate and reasonable.

Non-Advisory Services. The Directors considered the quality of non-advisory services which SIA provides to the Funds (and their shareholders) and the quality and depth of SIA’s non-investment personnel who provide such services. Directors concluded that the level of such services and the quality and depth of such personnel are consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA and the Funds, and concluded that both are consistent with industry standards.

Based on these conclusions, without any single conclusion being dispositive, the Directors determined that renewal of the Agreements was in the interest of each Fund and its shareholders.

70	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2011	71

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72	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Semi-Annual Report
December 31, 2011

INVESTMENT ADVISER
Sit Investment Associates, Inc.
3300 IDS Center
Minneapolis, MN 55402

CUSTODIAN
The Bank of New York Mellon
One Wall Street
New York, NY 10286

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Minneapolis, MN

LEGAL COUNSEL
Dorsey & Whitney LLP
Minneapolis, MN

SIT 12-31-11STOCK

Semi-Annual Report December 31, 2011 INVESTMENT ADVISER INDEPENDENT REGISTERED PUBLIC Sit Investment Associates, Inc. ACCOUNTING FIRM 3300 IDS Center KPMG LLP Minneapolis, MN 55402 Minneapolis, MN CUSTODIAN LEGAL COUNSEL The Bank of New York Mellon Dorsey & Whitney LLP One Wall Street Minneapolis, MN New York, NY 10286 TRANSFER AGENT AND DISBURSING AGENT BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581 [GRAPHIC] Sit Mutual Funds 1-800-332-5580 www.sitfunds.com SIT 12-31-11STOCK

Item 2:	Code of Ethics. Not applicable to Semi-Annual Report.

Item 3:	Audit Committee Financial Expert. Not applicable to Semi-Annual Report.

Item 4:	Principal Accountant Fees and Services. Not applicable to Semi-Annual Report.

Item 5:	Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:	Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:	Portfolio Managers of Closed-End Management Companies.

Not applicable to open-end investment companies.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:	Controls and Procedures -

(a) Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

b) There were no changes in the Registrant’s internal control over financial reporting as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits:

(a) The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mutual Funds, Inc.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date February 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date February 29, 2012

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman

Date February 29, 2012